For Tax-Exempt Income

                                                        Tax-Free Arizona Funds
                                                     Tax-Free California Funds
                                                        Tax-Free Colorado Fund
                                                      Tax-Free New Mexico Fund
                                                            Tax-Free Utah Fund


service and guidance

                                                   professional management



           (photo of illustration from Tax-Exempt Income Brochure)




goals




                                                                          1998
                                                                   Semi-Annual
                                                                        Report


Tax-Free Arizona Fund
Tax-Free Arizona Insured Fund
Tax-Free California Fund
Tax-Free California Insured Fund


DELAWARE(SM)
INVESTMENTS
-----------------------
Philadelphia * London

              (various photos demonstrating service and guidance,
                      professional management and goals)



professional
management

                                         professional management

MORE THAN 69 YEARS
of investment experience has taught us
that disciplined strategies and prudent risk management are a sound approach to any market environment.




      goals


             goals


                                 WHATEVER YOUR GOALS,
                                 the years ahead will be shaped by choices you make today. Delaware offers many options that can be an appropriate part of a sound investment plan.



                   service and
                   guidance


  service and guidance


                        DELAWARE BELIEVES THAT THE GUIDANCE
                        of a professional financial adviser is vital to your long-term success. We are committed to providing you and your adviser with the highest quality information and service.

A Tradition of sound investing


                        commitment

                              A Commitment
                              To Our Investors

           (photo of keyboard)

                          (photo of glasses, pen and keyboard)


Delaware Investments has a tradition of money management that dates back to 1929. We have a long and distinguished history of helping individuals and institutions - including some of America's largest pension funds - reach their financial goals.
    Headquartered in Philadelphia, a block from the nations' oldest stock exchange, the Delaware organization established its first mutual fund in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.
    Delaware Investments offers a full range of mutual funds. We also manage investments for variable annuity products, unit investment trusts and closed-end funds, and offer retirement plan services for individuals and businesses.
    Delaware manages more than $42 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors. We're part of a global financial service and investment management business owned by Lincoln Financial Group, whose subsidiaries manage more than $120 billion in assets.



Table of Contents


           LETTER TO SHAREHOLDERS           Page 2

           PORTFOLIO MANAGER'S REVIEW       Page 4
           Tax-Free Arizona Funds           Page 5
           Tax-Free California Funds        Page 6
           Tax-Free Colorado Fund           Page 8
           Tax-Free New Mexico Fund         Page 9
           Tax-Free Utah Fund               Page 10

           PERFORMANCE SUMMARY              Page 11

           STATEMENTS OF NET ASSETS         Page 14

           FINANCIAL HIGHLIGHTS             Page 30





                              tax-exempt income
  for
tax-exempt
 income
   2




                                                                 July 20, 1998







         Dear Shareholder:






WE ARE DELIGHTED TO REPORT THAT EACH of Delaware Investments' western state municipal bond funds outperformed its respective peer group average for the first half of 1998, as shown below.*
        Robust economic growth from the Rockies to the Pacific coast invigorated municipal bond markets in Arizona, California, Colorado, New Mexico and Utah. During the period, each Fund's portfolio manager focused on bonds with attractive yields. We took advantage of what we believed were the most lucrative investment opportunities in each state.
        The five states in this report form the backbone of the nation's burgeoning high technology industry. Increases in commerce and employment in each state bolstered tax revenues and generated budget surpluses. Municipalities in three states - California, Colorado and Arizona significantly increased the amount of municipal bonds they issued this year. New issuance declined in New Mexico and Utah.

DURING THE PERIOD, EACH FUND'S PORTFOLIO MANAGER FOCUSED ON BONDS WITH ATTRACTIVE YIELDS. WE TOOK ADVANTAGE OF WHAT WE BELIEVED WERE THE MOST LUCRATIVE INVESTMENT OPPORTUNITIES IN EACH STATE.

CUMULATIVE TOTAL RETURN
--------------------------------------------------------------------------------
                                                Six Months Ended June 30, 1998
--------------------------------------------------------------------------------
Tax-Free Arizona Fund A Class                                +3.19%
Tax-Free Arizona Insured Fund A Class                        +2.36%
Lipper Arizona Muni Debt Fund Average (39 Funds)             +2.32%
--------------------------------------------------------------------------------
Tax-Free California Fund A Class                             +2.98%
Lipper California Fund Average (103 Funds)                   +2.28%
Tax-Free California Insured Fund A Class                     +3.01%
Lipper California Insured Fund Average (26 Funds)            +2.28%
--------------------------------------------------------------------------------
Tax-Free Colorado Fund A Class                               +3.11%
Lipper Colorado Municipal Debt Fund Average (26 Funds)       +2.26%
--------------------------------------------------------------------------------
Tax Free New Mexico Fund A Class                             +3.43%
Tax-Free Utah Fund A Class                                   +2.82%
Lipper Other States Municipal Debt Fund Average (74 Funds)   +2.32%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                         +2.69%
Lehman Brothers Insured Municipal Bond Index                 +2.69%

All results shown above are based on net asset value and assume reinvestment of distributions. For complete performance for all Classes, see pages 11 to
13. The Lehman Brothers Municipal Bond Index and Lehman Brothers Insured Municipal Bond Index are unmanaged. Performance of other Fund Classes varies due to different fees and expenses. Past performance does not guarantee future results.

*Tax-Free California Fund ranked 5th out of 107 mutual funds in Lipper's California municipal debt category for the six months ended 6/30/98. The Fund ranked, 2nd of 100 funds, 1st of 89 funds and 3rd out of 85 funds for one-year, three-year and lifetime periods ended 6/30/98. Rankings are based on total return at net asset value. Expense limitations were in effect for the times shown. Rankings would have been lower without the limitations.

                                                                       for
                                                                    tax-exempt
                                                                      income
                                                                        3


        In California, Colorado and Arizona, population migration and demographic trends increased funding requirements for schools, homes, hospitals, and roads.
        During the period, inflation as measured by the Consumer Price Index rose a scant 0.7%. This allowed the Federal Reserve Board to maintain its interest rate target at 5.5%.
        The U.S. economy has benefited from what Federal Reserve Board chairman Alan Greenspan termed the "virtuous cycle." He explained that low inflation has reduced interest rates and stimulated more investment and consumption.
        On the following pages, Senior Portfolio Manager Andrew M. McCullagh, Jr., provides an overview of the municipal bond market. He also explains each Fund's strategy and performance during the fiscal period.
        In addition to providing an attractive level of current income that is exempt from both federal and state income taxes, we believe municipal bond funds can help to diversify an investment portfolio that may be too heavily weighted toward equities.
        Thank you for turning to Delaware Investments for your income goals. We look forward to reporting to you again.

Sincerely,

/s/ Wayne A. Stork
------------------
Wayne A. Stork
Chairman


/s/ Jeffrey J. Nick
-------------------
Jeffrey J. Nick
President and Chief Executive Officer






PORTFOLIO HIGHLIGHTS

---------------------------------------------------------------------------------------------------------
JUNE 30, 1998
                                          Average Effective         Average Effective             Average
                                               Maturity                  Duration                 Quality
---------------------------------------------------------------------------------------------------------
Tax-Free Arizona Fund                         10.2 years                7.2 years                    AA
Tax-Free Arizona Insured Fund                  6.7 years                5.8 years                   AAA
Tax-Free California Fund                      13.8 years                9.0 years                    AA
Tax-Free California Insured Fund               9.6 years                6.6 years                   AAA
Tax-Free Colorado Fund                         8.9 years                6.5 years                    A
Tax-Free New Mexico Fund                      12.7 years                7.9 years                    AA
Tax-Free Utah Fund                             8.6 years                7.1 years                    AA

  for
tax-exempt
 income
   4







Portfolio Manager's Review

BY ANDREW M. MCCULLAGH, JR.
Vice President/ Senior Portfolio Manager

Municipal bonds did not rally as much as Treasuries during the first half of fiscal 1998 primarily because of a huge increase in state bond supplies. The yield on 30-year U.S. Treasury bonds fell to 5.65% as of June 30, the lowest level in a generation.
        Still, real interest rates after inflation remain high. If one subtracts the U.S. Consumer Price Index (1.7%) from 10-year Treasury bond yields, the pre-tax yield is nearly 4%, the highest level since late 1994.
        Given the probable tempering effects of the Asian slump on the U.S. economy, the Federal Reserve Board is likely to maintain its current interest rate policy, in our view. This made a solid case for bonds' income and total return potential, especially for tax-sensitive investors seeking to diversify their portfolios.
        Medium-quality, long-term general obligation municipal bonds in most western states provided taxable equivalent yields more than 9% as of June 30 for investors in the 39.6% federal tax bracket. After factoring out inflation, long-term municipal bonds provided an attractive annualized real yield of 7.5%. For highly taxed investors, that compares to an after-inflation, after-tax yield of 1.59% for Treasuries. Of course, municipal bonds are not guaranteed by the U.S. government like Treasuries.




                                GRAPHIC TABLE

YIELD SUMMARY
CURRENT A CLASS 30-DAY SEC YIELD+
----------------------------------------
June 30, 1998

----------------------------------------
Tax-Free Arizona Fund              4.54%
Tax-Free Arizona Insured Fund      3.81%
Tax-Free California Fund           4.88%
Tax-Free California Insured Fund   3.88%
Tax-Free Colorado Fund             4.20%
Tax-Free New Mexico Fund           4.22%
Tax-Free Utah Fund                 4.09%


+For A Class shares based on Securities and Exchange Commission guidelines.
 Current 30-day SEC yields for B Class shares are as follows: Tax-Free Arizona Fund 3.97%, Tax-Free Arizona Insured Fund 3.21%, Tax-Free California Fund 4.30%, Tax-Free California Insured Fund 3.28%, Tax-Free Colorado Fund 3.61%, Tax-Free New Mexico Fund 3.63%, Tax-Free Utah Fund 3.50%. Current 30-day SEC yields for C Class shares are as follows: Tax-Free Arizona Fund 3.95%, Tax-Free Arizona Insured Fund 3.21%, Tax-Free California Fund 4.31%, Tax-Free California Insured Fund 3.30%, Tax-Free Colorado Fund 3.61%, Tax-Free New Mexico Fund 3.63%.

                                                                       for
                                                                    tax-exempt
                                                                      income
                                                                         5



        The major problem facing the tax-exempt market has been a temporary gusher of new supply as municipalities seek to refinance their obligations. Among some states covered in this report, supplies were up as much as 80% from year ago levels.
        Municipal bonds also underperformed Treasuries during the first half of fiscal 1998 as foreign investors sought U.S. Treasuries as a safe haven when volatility rocked Asian stock and bond markets. Foreigners generally don't buy our state and local debt because they don't qualify for the tax breaks municipal bonds provide.

SINCE JANUARY, WE POSITIONED EACH OF THE FUNDS TO BENEFIT FROM DECLINING LONG-TERM INTEREST RATES.

        Since January, we positioned each of the Funds to benefit from declining long-term interest rates. Lower quality bonds tended to outperform bonds with AAA ratings during the first half of 1998 as a strong economy helped municipalities meet their obligations and led to selected credit upgrades.

        Each of the municipal bond funds in this report focuses on bonds with maturities of between five and 15 years. We believe this allows us to maximize income and total return potential while reducing potential price risk.

TAX-FREE ARIZONA FUND
Tax-Free Arizona Fund provided a robust total return of +3.19% (A Class shares at net asset value with distributions reinvested) for the six months ended June 30, 1998. Our results for the period ranked among the top 10% of mutual funds investing in Arizona Securities, according to Lipper Analytical Services.* Your Fund also outperformed the unmanaged Lehman Brothers Municipal Bond Index, as shown on page 2.
        We believe the Fund's strong performance is largely due to our value-oriented approach to Arizona's municipal bond market. We did not target specific sectors, but employed a "bottom-up" approach to the state's municipal bond market. We sought specific bonds we believed had attractive total return potential. Our sector positioning was a secondary factor affecting our results.
        As of June 30, your Fund's average effective duration (a measure of a bond's sensitivity to interest rate changes) stood at 7.2 years, virtually unchanged from the beginning of the year. We believe the Federal Reserve Board will maintain its short-term interest rate target at current levels for the balance of fiscal 1998.


*Tax-Free Arizona Fund ranked 4th out of 39 mutual funds in Lipper's Arizona municipal debt category for the six months ended 6/30/98. The Fund ranked 2nd of 39 funds, 1st of 32 funds, and 1st out of 29 funds for the one-year, three-year and lifetime periods ended 6/30/98. Rankings are based on total return at net asset value. Expense limitations were in effect for the times shown. Rankings would have been lower without the limitations.

  for
tax-exempt
 income
   6

TAX-FREE ARIZONA
INSURED FUND
Tax-Free Arizona Insured Fund provided a total return of +2.36% (A Class shares with distributions reinvested) for the six months ended June 30, 1998. The Fund outperformed its Lipper peer group average as shown on page 2*. Our returns were modestly lower than the unmanaged Lehman Brothers Municipal Bond Index.
        Since the spread between high and low credit quality issues narrowed during the period, many high quality Arizona bonds were trading at a premium which made it more difficult to employ our value strategy.
        We sought to lessen potential bond market volatility by reducing the Fund's duration by almost two years to 5.8 years as of June 30. Duration measures a bond's sensitivity to interest rate changes.
        Tax-Free California Fund provided a total return of +2.98% (A Class shares with distributions reinvested) for the six months ended June 30, 1998. The Fund outpaced both its benchmark, the unmanaged Lehman Brothers Municipal Bond Index, and its Lipper peer group average*, as shown on page 2.
        By diversifying among California's municipal bond sectors, we took advantage of the state's booming economy and a consolidation trend within the health care sector.
        California municipalities issued 80% more bonds during the first six months of 1998 and was the second largest issuer of municipal bonds after New York State. Investor demand was high, as the state's income tax rates remained among the nation's highest.

TAX-FREE ARIZONA FUNDS' CREDIT QUALITY
--------------------------------------------------------------------------------
JUNE 30, 1998
                         Tax-Free Arizona Fund    Tax-Free Arizona Insured Fund
--------------------------------------------------------------------------------
AAA                            44.2%                            100%
AA                              9.9%                              0%
A                              18.1%                              0%
BBB                            16.7%                              0%
BB & Unrated                   11.1%                              0%

Approximately 9.28% of the income generated by Tax-Free Arizona Fund and 0.41% of the income generated by Tax-Free Arizona Insured Fund for the six months ended June 30, 1998, was subject to the federal alternative minimum tax.

*Tax-Free Arizona Insured Fund ranked 14th out of 39 mutual funds in Lipper's
 Arizona municipal debt category for the six months ended 6/30/98. The Fund ranked 15th of 39 funds, 11th of 32 funds, 5th of 15 funds and 3rd out of 9 funds for the one-year, three-year, five-year and lifetime periods ended 6/30/98. Rankings are based on total return at net asset value. Expense limitations were in effect for the times shown. Rankings would have been lower without the limitations.

                                                                       for
                                                                    tax-exempt
                                                                      income
                                                                        7




        To maintain the Fund's income potential during a period of declining bond yields, we increased our position in hospital bonds from approximately 16% at the beginning of the year to 20.5% as of June 30. Hospital bonds generally offer higher income than other types of municipal bonds due to their perceived higher risk. Because of intense competition within the sector, we invest only in hospitals that have shown they can increase revenues over time.

TAX-FREE CALIFORNIA
INSURED FUND
Tax-Free California Insured Fund's total return ranked 1st out of 26 funds specializing in insured California bonds* for the six months ended June 30, 1998.
        For the first half of fiscal 1998, Tax-Free California Insured Fund provided a total return of +3.01% (Class A shares at net asset value with distributions reinvested) - outpacing its benchmark Lehman Brothers Insured Municipal Bond Index, as shown on page 2.
        We attribute the Fund's results primarily to our positioning in non-callable bonds. Given the low interest rate environment during the first half of the year, many bonds without call protection were refinanced at substantially lower yields. We anticipated this at the beginning of the period, and our strategy helped to maintain the Fund's income payout and total return potential.
        We slightly increased your Fund's housing bond allocation to approximately 25% of the portfolio's net assets as of June 30, 1998. We believe this sector offered additional income potential with less potential price volatility.

TAX-FREE CALIFORNIA FUNDS' CREDIT QUALITY
--------------------------------------------------------------------------------
JUNE 30, 1998
                  Tax-Free California Fund     Tax-Free California Insured Fund
--------------------------------------------------------------------------------
AAA                       35.9%                              100%
AA                         5.1%                                0%
A                         27.4%                                0%
BBB                       13.4%                                0%
BB & Unrated              18.2%                                0%

Approximately 15.53% of the income generated by Tax-Free California Fund and 20.12% of the income generated by Tax-Free California Insured Fund for the six months ended June 30, 1998 was subject to the federal alternative minimum tax.

*Tax-Free California Insured Fund ranked 1st out of 26 mutual funds in Lipper's California insured municipal debt category for the six months ended 6/30/98. The Fund ranked 1st of 26 funds, 4th of 25 funds, 8th of 13 funds and 8th out of 8 funds for the one-year, three-year, five-year and lifetime periods ended 6/30/98. Rankings are based on total return at net asset value. Expense limitations were in effect for the times shown. Rankings would have been lower without the limitations.

  for
tax-exempt
 income
   8



TAX-FREE COLORADO FUND
        Tax-Free Colorado Fund's results for the first half of fiscal 1998 ranked 1st out of 26 mutual funds investing primarily in Colorado securities, according to Lipper Analytical Services.* The Fund provided a total return of +3.11% (Class A shares at net asset value with distributions reinvested) for the six months ended June 30, 1998.
        The Fund also outpaced its unmanaged benchmark - the Lehman Brothers Municipal Bond Index - for the period, as shown on page 2.
        We attribute our superior results to a sharp rise in prices of bonds issued by Colorado hospitals, your Fund's largest sector weighting. We also believe these securities continue to have strong income and total return potential. As of June 30, hospital bonds represented 29.6% of Tax-Free Colorado Fund's net assets.
        Consolidation in the health care industry is creating attractive income and total return opportunities as hospitals strive to be more cost-efficient. We seek hospitals that have shown the ability to expand revenues and increase profits, and we were fortunate to have owned bond issues that benefited from industry merger activity.
        Once known primarily for its oil and ski resort industries, Colorado has diversified its economy in the past decade to emerge as the transportation and communications hub of the Rocky Mountain region.
        Home building in Colorado accelerated during the first half of 1998, and despite an increase in mortgage prepayment activity during the period, the housing bond component of your Fund's portfolio (19.2% of net assets as of June 30) performed well. We focused on shorter term bonds, which provided most of the income potential of longer term bonds with less interest rate risk. We tend to invest in bonds that finance multifamily housing complexes. For the balance of 1998, these bonds appear to offer less refinancing risk than bonds issued for single-family home development.

WE ATTRIBUTE OUR SUPERIOR RESULTS TO A SHARP RISE IN PRICES OF BONDS ISSUED BY COLORADO HOSPITALS, YOUR FUND'S LARGEST SECTOR WEIGHTING.

*Tax-Free Colorado Fund ranked 1st out of 26 mutual funds in Lipper's Colorado municipal debt category for the six months ended 6/30/98. The Fund ranked 1st of 26 funds, 2nd of 21 funds, 1st of 6 funds for the one-year, five-year and 10-year periods ended 6/30/98. Rankings are based on total return at net asset value. Expense limitations were in effect for the times shown. Rankings would have been lower without the limitations.


Effective August 24, 1998, Andrew M. McCullagh, Jr. assumed sole management responsibility for Tax-Free New Mexico Fund and Tax-Free Utah Fund. Mr. McCullagh had been co-manager of these Funds with Thor Raarup during the first half of fiscal 1998.

  for
tax-exempt
 income
   9

CREDIT QUALITY - TAX-FREE COLORADO, TAX-FREE NEW MEXICO AND TAX-FREE UTAH FUNDS
--------------------------------------------------------------------------------
JUNE 30, 1998
                        Tax-Free                 Tax-Free           Tax-Free
                     Colorado Fund            New Mexico Fund       Utah Fund
--------------------------------------------------------------------------------

AAA                      17.1%                     43.0%              58.6%
AA                       17.7                       9.2               11.3
A                        16.9                      23.8               13.7
BBB                      28.4                       5.8                5.4
BB & Unrated             19.9                      18.2               11.0

None of the income generated by Tax-Free Colorado Fund for the six months ended June 30, 1998 was subject to the alternative minimum tax. Approximately 10.19% of the income generated by Tax-Free New Mexico Fund and 12.20% of the income generated by Tax-free Utah Fund was subject to the alternative minimum tax for the six months ended June 30, 1998.


TAX-FREE NEW MEXICO FUND

        We are delighted to report that Tax-Free New Mexico Fund's total return of +3.43% (for A Class shares at net asset value with distributions reinvested) ranked 1st out of 74 single-state mutual funds for the six months ended June 30, 1998.*
        Our results for the period were more than 100 basis points higher than the Fund's peer group average and higher than the Fund's unmanaged benchmark - the Lehman Brothers Municipal Bond Index, as shown on page 2.
        Since January we have replaced some better quality bonds with securities of a slightly reduced quality. New Mexico's strong economy has substantially increased tax revenues and, in our opinion, reduced the risks associated with investing in the state's medium quality investment grade and unrated bonds.
        By slightly lengthening the Fund's duration (a measurement of a bond's price sensitivity to interest rates) during the first half of 1998, we took advantage of declining interest rates. The Fund's duration of 7.9 years as of June 30, was slightly longer than that of our peers, and we believe this allowed the Fund to provide superior results.
        Through the end of June, New Mexico issued 20% fewer municipal bonds than a year earlier as refinancing activity declined. Total issuance of just $691 million was among the lowest in the country, helping to bolster bond prices as investor demand remained steady. We anticipate that bond issuance in New Mexico will remain relatively light through the end of 1998.


*Tax-Free New Mexico Fund ranked 1st out of 74 mutual funds in Lipper's Other
 States Municipal Debt category for the six months ended 6/30/98. The Fund ranked 3rd of 74 funds, 2nd of 60 funds, 2nd of 20 funds and 2nd of 19 funds for the one-year, three-year, five-year and lifetime periods ended 6/30/98. Rankings are based on total return at net asset value. Expense limitations were in effect for the times shown. Rankings would have been lower without the limitations.

  for
tax-exempt
 income
  10




TAX-FREE UTAH FUND
Tax-Free Utah Fund provided a total return of +2.82% (for A Class shares at net asset value with distributions reinvested) for the first half of fiscal 1998. The Fund's results for the six-month, one-year, three and five-year periods ended June 30, 1998 each ranked within the top 10% of its peer group, as measured by Lipper Analytical Services.*
        In our opinion, the Fund's portfolio structure - a mathematical underpinning of average coupon, call date and maturity - allowed Tax-Free Utah Fund to provide strong results for the first half. The Fund outpaced the returns of its unmanaged benchmark, the Lehman Brothers Municipal Bond Index, as shown on page 2.
        As of June 30, your Fund's duration (a measure of a bond's sensitivity to interest rates) stood at 7.1 years, virtually the same as at the beginning of the year. We believe the Federal Reserve Board can hold the line on interest rates for the balance of fiscal 1998.
        Since January, we have slightly increased your Fund's allocation to higher education bonds. As of June 30, this sector accounted for about one quarter of the portfolio's net assets as shown on page 25.
        We believe that Utah's continual influx of new residents, relatively high birth rate and robust job growth can increase state tax revenues in the coming years. The outlook for Salt Lake County, site of the 2000 Winter Olympics, appears particularly attractive. Conservative fiscal policies have helped the county end each of the last five fiscal years with net operating budget surpluses.


                       GLOSSARY
-------------------------------

(photo of keyboard)


General Obligation Bonds
Municipal bonds backed by the full faith and credit of a municipality. General Obligation (GO) bonds are repaid with general tax revenue.

Revenue Bonds
Bonds issued to finance public works and supported directly from the revenues of a project. For example, tolls collected from motorist using a bridge can be applied to paying off a bond.

Duration
The most common measure of a bond's sensitivity to interest rates. It indicates the approximate change in a bond's price given a 1% movement in interest rates.

*Tax-Free Utah Fund ranked 7th out of 74 mutual funds in Lipper's Other States
 Municipal Debt category for the six months ended 6/30/98. The Fund ranked 7th of 74 funds, 5th of 60 funds, 1st of 23 funds and 1st of 19 funds for the one-year, three-year, five-year and lifetime periods ended 6/30/98. Rankings are based on total return at net asset value. Expense limitations were in effect for the times shown. Ranking would have been lower without the limitations.

                                                                       for
                                                                    tax-exempt
                                                                     income
                                                                       11



Performance Summary

TAX-FREE ARIZONA FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH JUNE 30, 1998

                                            Lifetime                  One Year
--------------------------------------------------------------------------------
Class A (Est. 3/2/95)
    Excluding Sales Charge                   +9.59%                    +9.58%
    Including Sales Charge                   +8.34%                    +5.47%
--------------------------------------------------------------------------------
Class B (Est. 6/29/95)
    Excluding Sales Charge                   +8.24%                    +8.77%
    Including Sales Charge                   +7.38%                    +4.77%
--------------------------------------------------------------------------------
Class C (Est. 5/13/95)
    Excluding Sales Charge                   +8.40%                    +8.85%
    Including Sales Charge                   +8.40%                    +7.85%

TAX-FREE ARIZONA INSURED FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH JUNE 30, 1998

                                  Lifetime        Five Years        One Year
--------------------------------------------------------------------------------
Class A (Est. 4/1/91)
    Excluding Sales Charge        +7.95%            +5.93%           +8.16%
    Including Sales Charge        +7.38%            +5.12%           +4.13%
--------------------------------------------------------------------------------
Class B (Est. 3/10/95)
    Excluding Sales Charge        +7.17%                             +7.34%
    Including Sales Charge        +6.39%                             +3.34%
--------------------------------------------------------------------------------
Class C (Est. 5/26/94)
    Excluding Sales Charge        +6.70%                             +7.34%
    Including Sales Charge        +6.70%                             +6.34%

All performance includes reinvestment of distributions and applicable sales charge as described below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and C shares excluding sales charge assumes either the investment was not redeemed or that contingent sales charges did not apply.

Returns reflect voluntary expense limitations in effect at the time. Returns would have been lower without the limitations.

Class A shares have a 3.75% maximum front-end sales charge and a 12b-1 fee. Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

  for
tax-exempt
 income
  12


TAX-FREE CALIFORNIA FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH JUNE 30, 1998

                                             Lifetime                 One Year
--------------------------------------------------------------------------------
Class A (Est. 3/2/95)
    Excluding Sales Charge                   +9.45%                   +11.16%
    Including Sales Charge                   +8.20%                    +7.00%
--------------------------------------------------------------------------------
Class B (Est. 8/23/95)
    Excluding Sales Charge                   +9.76%                   +10.34%
    Including Sales Charge                   *8.87%                    +6.34%
--------------------------------------------------------------------------------
Class C (Est. 4/9/96)
    Excluding Sales Charge                   +9.85%                   +10.33%
    Including Sales Charge                   +9.85%                    +9.33%

TAX-FREE CALIFORNIA INSURED FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH JUNE 30, 1998

                                    Lifetime        Five Years        One Year
--------------------------------------------------------------------------------
Class A (Est. 10/15/92)
    Excluding Sales Charge           +7.34%           +5.74%           +9.74%
    Including Sales Charge           +6.62%           +4.94%           +5.64%
--------------------------------------------------------------------------------
Class B (Est. 3/2/94)
    Excluding Sales Charge           +5.62%                            +9.09%
    Including Sales Charge           +5.24%                            +5.09%
--------------------------------------------------------------------------------
Class C (Est. 4/12/95)
    Excluding Sales Charge           +6.78%                            +8.97%
    Including Sales Charge           +6.78%                            +7.97%

            Please see page 11 for important additional information. All performance includes reinvestment of distributions and applicable sales charges as described on page 11. Past performance is not a guarantee of future results.

                                                                       for
                                                                    tax-exempt
                                                                      income
                                                                        13



TAX-FREE COLORADO FUND

----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH JUNE 30, 1998

                                             Lifetime        Ten Years        Five Years        One Year
----------------------------------------------------------------------------------------------------------
Class A (Est. 4/23/87)
    Excluding Sales Charge                   +8.37%           +8.42%            +6.68%         +10.61%
    Including Sales Charge                   +8.00%           +8.01%            +5.87%          +6.50%
----------------------------------------------------------------------------------------------------------
Class B (Est. 3/22/95)
    Excluding Sales Charge                   +8.02%                                             +9.77%
    Including Sales Charge                   +7.25%                                             +5.77%
----------------------------------------------------------------------------------------------------------
Class C (Est. 5/6/94)
    Excluding Sales Charge                   +7.44%                                             +9.86%
    Including Sales Charge                   +7.44%                                             +8.86%






TAX-FREE NEW MEXICO FUND

-----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH JUNE 30, 1998

                                             Lifetime                Five Years                 One Year
-----------------------------------------------------------------------------------------------------------
Class A (Est. 10/5/92)
    Excluding Sales Charge                   +7.77%                    +6.59%                   +9.76%
    Including Sales Charge                   +7.05%                    +5.77%                   +5.68%
-----------------------------------------------------------------------------------------------------------
Class B (Est. 3/3/94)
    Excluding Sales Charge                   +6.04%                                             +8.93%
    Including Sales Charge                   +5.66%                                             +4.93%
-----------------------------------------------------------------------------------------------------------
Class C (Est. 5/7/96)
    Excluding Sales Charge                   +8.62%                                             +8.81%
    Including Sales Charge                   +8.62%                                             +7.81%




TAX-FREE UTAH FUND

-----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH JUNE 30, 1998

                                             Lifetime                Five Years                 One Year
-----------------------------------------------------------------------------------------------------------
Class A (Est. 10/5/92)
    Excluding Sales Charge                   +8.01%                    +6.60%                   +9.51%
    Including Sales Charge                   +7.29%                    +5.79%                   +5.36%
-----------------------------------------------------------------------------------------------------------
Class B (Est. 5/27/95)
    Excluding Sales Charge                   +6.71%                                             +8.68%
    Including Sales Charge                   +5.86%                                             +4.68%

            Please see page 11 for important additional information. All performance includes reinvestment of distributions and applicable sales charges as described on page 11. Past performance is not a guarantee of future results.

14 for tax-exempt income


Financial Statements
VOYAGEUR MUTUAL FUNDS, INC.
DELAWARE-VOYAGEUR TAX-FREE ARIZONA FUND
STATEMENT OF NET ASSETS
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
                                                    PRINCIPAL           MARKET
                                                     AMOUNT             VALUE
                                                    ---------           -------
MUNICIPAL BONDS - 95.17%
GENERAL OBLIGATION BONDS - 18.27%
Eagle Mountain Community Facility District
 6.50% 7/1/21...................................    $1,010,000       $1,112,040
Maricopa County Chandler Unified School District
 # 80 (FGIC) 6.00% 7/1/13........................      100,000          108,636
Maricopa County Osborn Unified School District #8
 (FGIC) 5.875% 7/1/14............................      300,000          325,104
Maricopa County Tempe Unified School District #40
 (FGIC) 6.00% 7/1/11.............................      100,000          108,850
Maricopa County U.S.D. #40 - Glendale
 6.30% 7/1/11....................................      500,000          545,790
Pima County Flowing Wells U.S.D. #8
 5.90% 7/1/13....................................      500,000          539,200
Tucson Arizona 5.375% 7/1/20                           250,000          256,535
                                                                     ----------
                                                                      2,996,155
                                                                     ----------
HIGHER EDUCATION REVENUE BONDS - 4.47%
University of Arizona Revenue 4.875% 6/1/16......     750,000           733,748
                                                                     ----------
                                                                        733,748
                                                                     ----------
HOSPITAL REVENUE BONDS - 8.54%
Maricopa County, Arizona Hospital Revenue
 (Sun Health Corp.) 6.125% 4/1/18................      600,000          637,542
Show Low Arizona Industrial Development Authority
 Hospital Revenue Navapache Regional Medical
 Center Series A 5.50% 12/1/18...................      750,000          763,958
                                                                     ----------
                                                                      1,401,500
                                                                     ----------
HOUSING REVENUE BONDS - 21.83%
Maricopa County, Arizona Industrial Development
 Authority Multifamily Housing Revenue
 Pines at Camelback Apartments Project A
 5.45% 5/1/28....................................      750,000          753,180
Peoria Casa Del Rio Multifamily Housing
 7.30% 2/20/28...................................      500,000          554,400
Phoenix Industrial Development Authority Chris
 Ridge 6.80% 11/1/25.............................      125,000          132,000
Pima County Arizona IDA Revenue Series A
 7.25% 7/1/25....................................      725,000          794,491
Pima County Arizona Multifamily Revenue Willowick
 Apartments Project 5.50% 3/1/28.................      500,000          504,655
Tempe Multifamily Mortgage Revenue Ida
 6.125% 6/1/10...................................      200,000          213,074
Tucson Industrial Development Authority Los
 Portales Apartment (GNMA)
 5.90% 12/20/31..................................      600,000          629,574
                                                                     ----------
                                                                      3,581,374
                                                                     ----------

                                                    PRINCIPAL           MARKET
                                                     AMOUNT             VALUE
                                                    ---------           ------

MUNICIPAL BONDS (CONTINUED)
INDUSTRIAL DEVELOPMENT REVENUE BONDS - 8.25%
Coconimo County, Arizona Pcr Nevada Power Co.
 6.375% 10/1/36..................................    $1,250,000     $ 1,352,925
                                                                    -----------
                                                                      1,352,925
                                                                    -----------
LEASE/CERTIFICATION OF PARTICIPATION - 0.65%
University Of Arizona Certificate Of Participation
 6.00% 7/15/23...................................       100,000         107,117
                                                                    -----------
                                                                        107,117
                                                                    -----------
POLLUTION CONTROL REVENUE BONDS - 4.71%
Maricopa County, Arizona Pollution Control
 5.75% 11/1/22...................................       750,000         772,613
                                                                    -----------
                                                                        772,613
                                                                    -----------
UTILITY REVENUE BONDS - 4.90%
Puerto Rico Electric Power Authority Power Revenue
 Series DD (FSA) 4.50% 7/1/19.....................      750,000         702,525
Salt River Project Series C 5.50% 1/1/28.........       100,000         101,293
                                                                    -----------
                                                                        803,818
                                                                    -----------
WATER & SEWER BONDS - 14.75%
Arizona Water Infrastructure Finance Authority
 Water Quality Financial Assistance Series A
 5.00% 7/1/17....................................       750,000         743,640
Gilbert Water & Wastewater Revenue
 (FGIC) 6.50% 7/1/22.............................       100,000         110,494
Gilbert Water & Wastewater System
 Revenue-Connection Development Fee
 6.875% 4/1/16...................................     1,000,000       1,045,220
Tucson Water Revenue Refunding Series A
 5.75% 7/1/18....................................       500,000         519,975
                                                                     ----------
                                                                      2,419,329
                                                                     ----------
OTHER REVENUE BONDS - 8.80%
Scottsdale Municipal Property Corporation Lease (FGIC)
 6.25% 11/1/14...................................       100,000         107,891
Virgin Islands Public Finance Authority Revenue
 Reference Senior Lien Series A
 5.50% 10/1/22...................................       750,000         748,926
Yavapai County, Arizona Industrial Development
 Authority Residential Care Facilities-
 Margaret T Morris Center-A (GNMA)
 5.40% 2/20/38...................................       585,000         585,989
                                                                      1,442,806
                                                                    -----------
Total Municipal Bonds (cost $14,930,953)                             15,611,385
                                                                    -----------
                                                       for tax-exempt income 15

TAX-FREE ARIZONA FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                       NUMBER         MARKET
                                                     OF SHARES        VALUE
                                                     ---------        -------
SHORT TERM INVESTMENTS - 3.04%
Norwest Advantage Municipal Money
 Market Fund.....................................     499,303       $   499,303
                                                                    -----------
Total Short Term Investments (cost $499,303).....                       499,303
                                                                    -----------

TOTAL MARKET VALUE OF SECURITIES OWNED - 98.21%
 (cost $15,430,256)*.............................                   $16,110,688
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES
 - 1.79%.........................................                       292,859
                                                                    -----------
NET ASSETS APPLICABLE TO 1,463,367 SHARES
 ($.01 PAR VALUE) OUTSTANDING - 100.00%..........                   $16,403,547
                                                                    ===========

NET ASSET VALUE - TAX-FREE ARIZONA FUND A CLASS
 ($11,456,987 / 1,021,979 shares)................                        $11.21
                                                                         ======
NET ASSET VALUE - TAX-FREE ARIZONA FUND B CLASS
 ($4,340,169/ 387,383 shares)....................                        $11.20
                                                                         ======
NET ASSET VALUE - TAX-FREE ARIZONA FUND C CLASS
 ($606,391 / 54,005 shares)......................                        $11.23
                                                                         ======
---------------------------------
Summary of Abbreviations:
FGIC-Insured by the Financial Guaranty Insurance Company
FSA -Insured by the Financial Security Assurance
GNMA-Insured by the Government National Mortgage Association

COMPONENTS OF NET ASSETS AT JUNE 30, 1998:
Common stock, $.01 par value, 100,000,000,000 shares authorized to the Fund with 10,000,000,000 shares allocated to Tax Free
 Arizona A Class, 10,000,000,000 shares allocated to Tax Free
 Arizona Fund B Class and 10,000,000,000 shares allocated to
 Tax Free Arizona Fund C Class....................                  $15,413,503
Accumulated net realized gain on investments......                      309,612
Net unrealized appreciation of investments........                      680,432
                                                                    -----------
Total net assets..................................                  $16,403,547
                                                                    ===========

NET ASSET VALUE AND OFFERING PRICE FOR VOYAGEUR
 TAX-FREE FLORIDA FUND A CLASS:
Net asset value per share (A)....................                        $11.21
Sales charge (3.75% of offering price or 3.93% of amount
 invested per share (B)..........................                          0.44
                                                                         ------
Offering Price...................................                        $11.65
                                                                         ======
--------------------------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See Purchasing Shares in the current Prospectus for purchases of $100,000 or more for Tax Free Florida Intermediate Fund Class A.

                            See accompanying notes

VOYAGEUR INSURED FUNDS, INC.
DELAWARE-VOYAGEUR
TAX-FREE ARIZONA INSURED FUND
STATEMENT OF NET ASSETS
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
                                                    PRINCIPAL           MARKET
                                                     AMOUNT              VALUE
                                                    ---------           ------
MUNICIPAL BONDS - 99.68%
GENERAL OBLIGATION BONDS - 37.51%
Cave Creek Unified School District #93, Inverse
 Floater (FGIC) 6.97% 7/1/11.....................    $1,500,000      $1,625,265
Chandler Refunding (FGIC) 7.00% 7/1/12...........     1,000,000       1,084,580
Cochise County Unified School District (FGIC)
 7.50% 7/1/10....................................     1,000,000       1,265,970
Glendale Unified School District #205
 Inverse Floater 6.37% 7/1/112,600,0002,903,134
Maricopa County, Arizona Unified School
 District #93 Cave Creek (FGIC)
 3.75% 7/1/11....................................     1,500,000       1,500,000
Maricopa County Chandler Refunding #80 (FGIC)
 5.80% 7/1/12....................................     1,000,000       1,066,530
Maricopa County Chandler Refunding #80 GO (FGIC)
 5.85% 7/1/13....................................     2,200,000       2,352,064
Maricopa County Chandler Unified School District
 #80 (FGIC) 6.00% 7/1/13.........................     2,400,000       2,607,264
Maricopa County Fountain Hills Unified School
 District #98 (AMBAC) 6.625% 7/1/10..............     1,000,000       1,075,920
Maricopa County Gilbert Unified School District
 #41 (FSA) 6.25% 7/1/15..........................     1,250,000       1,403,000
Maricopa County Kyrene Unified School District #28
 (FGIC) 5.90% 7/1/10.............................     2,000,000       2,133,600
Maricopa County Madison Unified School District
 #38 (MBIA) 5.80% 7/1/15.........................     3,150,000       3,367,634
Maricopa County Osborn Unified School District #8
 (FGIC) 5.875% 7/1/14............................     3,500,000       3,792,880
Maricopa County Peoria Unified School District #11
 (AMBAC) 7.00% 7/1/10............................     1,000,000       1,084,870
Maricopa County Peoria Unified School District #11
 (AMBAC) 6.10% 7/1/10............................     2,000,000       2,180,500
Maricopa County Queens Creek Unified School
 District #95 (AMBAC) 5.70% 7/1/14...............     4,440,000       4,717,500
Maricopa Creighton Elementary Unified School
 District #114 Series 91 (FGIC)
 6.50% 7/1/08....................................     1,000,000       1,162,950
Mohave County Unified School District #1 Lake
 Havasu (FGIC) 5.90% 7/1/15......................     5,000,000       5,395,450
Peoria, Arizona (MBIA) 5.70% 7/1/11..............     1,000,000       1,056,020
Phoenix, Arizona (MBIA) 6.375% 7/1/13............     2,000,000       2,179,660
Pima County, Arizona Unified School
 District #1 Tucson (FGIC) 5.375% 7/1/13.........     6,000,000       6,249,540
Pima County Marana Unified School District #6
 (FGIC) 5.75% 7/1/12.............................     6,350,000       6,734,238

16 for tax-exempt income

TAX-FREE ARIZONA INSURED FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                    PRINCIPAL           MARKET
                                                     AMOUNT             VALUE
                                                    ---------           ------
MUNICIPAL BONDS (CONTINUED)
GENERAL OBLIGATION BONDS (CONTINUED)
Pinal County Apache Junction Unified School
 District #43 (FGIC) 5.85% 7/1/15................  $2,000,000        $2,151,620
Santa Cruz County Nogales Unified School District
 #1 (AMBAC) 6.10% 7/1/14.........................   1,250,000         1,378,013
Tucson, Arizona (FGIC) 6.10% 7/1/12..............   5,030,000         5,412,532
Yuma, Arizona (AMBAC) 6.125% 7/1/12..............   3,000,000         3,288,810
                                                                    ------------
                                                                     69,169,544
                                                                    ------------
HIGHER EDUCATION REVENUE BONDS - 8.29%
Arizona State University System (MBIA)
 6.125% 7/1/15...................................   1,500,000         1,592,340
Glendale Industrial Development Authority
 (Connie Lee) 5.875% 7/1/15......................   3,000,000         3,226,140
Glendale Industrial Development Authority
 (Connie Lee) 5.625% 7/1/20......................   1,500,000         1,563,870
Glendale Industrial Development Authority
 Midwestern University Series A (Connie Lee)
 6.00% 5/15/26...................................   2,700,000         2,905,740
University Of Arizona (AMBAC) 6.25% 6/1/11.......   3,000,000         3,256,530
University of Arizona Revenue (FSA)
 4.875% 6/1/16...................................   2,810,000         2,749,107
                                                                    ------------
                                                                     15,293,727
                                                                    ------------
HOSPITAL REVENUE BONDS - 14.59%
Arizona Health Facility Authority Phoenix Baptist
 Hospital & Medical Center (MBIA)
 6.25% 9/1/11....................................   2,000,000         2,176,460
Maricopa County Hospital District #1 (FGIC)
 6.125% 6/1/15...................................   5,500,000         5,962,110
Maricopa County Industrial Development Authority
 Baptist Hospital (MBIA) 5.50% 9/1/13............   3,080,000         3,219,524
Maricopa County Industrial Development Authority
 Baptist Hospital (MBIA) 5.50% 9/1/16............   1,000,000         1,037,030
Mohave County Industrial Development Authority
 Baptist Hospital (MBIA) 5.75% 9/1/26............   1,100,000         1,163,173
Mohave County Industrial Development Authority,
 Chris/Silver Ridge (GNMA)
 6.375% 11/1/31..................................   1,300,000         1,423,864
Phoenix, Arizona Industrial Development Authority
 Hospital Revenue-John C. Lincoln Health-Series B
 5.75% 12/1/16...................................   4,110,000         4,415,907
Pima County, Arizona Development Authority
 Revenue (Healthpartners-Series A)
 5.625% 4/1/14...................................   1,000,000         1,068,500
Pima County Tucson Medical Center (MBIA)
 6.375% 4/1/12...................................   1,000,000         1,083,910
Pima Individual Health Care (MBIA)
 6.75% 7/1/10....................................   1,000,000         1,086,460
Scottsdale, Arizona Industrial Development
 Authority Hospital Revenue (AMBAC)
 3.75% 9/1/12....................................   1,250,000         1,250,000

                                                    PRINCIPAL           MARKET
                                                      AMOUNT            VALUE
                                                    ---------           ------

MUNICIPAL BONDS (CONTINUED)
HOSPITAL REVENUE BONDS (CONTINUED)
Scottsdale Industrial Development Authority
 Hospital Revenue, Inverse Floater (AMBAC)
 6.87% 9/1/12....................................  $1,250,000       $ 1,457,050
University of Arizona Medical Center (MBIA)
 6.25% 7/1/10....................................   1,445,000         1,567,709
                                                                    -----------
                                                                     26,911,697
                                                                    -----------
HOUSING REVENUE BONDS - 4.98%
Chandler Industrial Development Authority
 Multifamily Housing (GNMA)
 5.90% 7/20/15...................................   1,060,000         1,103,237
Maricopa County, Arizona Industrial Development
 Authority Multifamily Housing Revenue Villas De
 Merced Apartment Project 5.45% 12/20/27.........     535,000           536,573
Maricopa County, Arizona Industrial Development
 Authority Multifamily Housing Revenue Villas De
 Merced Apartments Project
 5.50% 12/20/37..................................     570,000           572,149
Pima County, Arizona IDA Revenue Series A
 7.25% 7/1/25....................................   1,000,000         1,095,850
Tucson Industrial Development Authority Los
 Portales Apartment (GNMA)
 5.90% 12/20/31..................................   3,670,000         3,850,894
Yuma, Arizona Industrial Development Authority
 Multifamily Revenue Government National
 Mortgage Association Regency Apartments A
 5.50% 12/20/32..................................   2,000,000         2,022,000
                                                                    -----------
                                                                      9,180,703
                                                                    -----------
INDUSTRIAL DEVELOPMENT REVENUE BONDS - 1.13%
Maricopa County Stadium District (MBIA)
 5.50% 7/1/13....................................   2,000,000         2,084,640
                                                                    -----------
                                                                      2,084,640
                                                                    -----------
LEASE/CERTIFICATES OF PARTICIPATION - 7.11%
Oro Valley Common Trust Funds Partnership (MBIA)
 5.75% 7/1/11....................................   1,000,000         1,083,080
Oro Valley Common Trust Funds Partnership (MBIA)
 5.75% 7/1/17....................................   1,000,000         1,070,930
Peoria, Arizona Municipal Development Authority
 Municipal Securities Trust 5.183% 7/1/10........   5,500,000         5,684,965
Pima County Community College District (AMBAC)
 6.40% 7/1/07....................................   1,000,000         1,064,450
Scottsdale Municipal Property Corporation Lease
 (FGIC) 6.25% 11/1/14............................   3,900,000         4,207,749
                                                                    -----------
                                                                     13,111,174
                                                                    -----------
POWER AUTHORITY REVENUE BONDS - 3.73%
Puerto Rico Electric Power Authority Power Revenue
 Series DD (FSA) 4.50% 7/1/19....................   2,750,000         2,575,925
Salt River Agricultural Improvement & Power
 Project (AMBAC) 6.50% 1/1/22....................   2,000,000         2,153,440
Salt River Agricultural Improvement & Power
 Project (FGIC) 6.25% 1/1/19.....................   2,000,000         2,140,620
                                                                    -----------
                                                                      6,869,985
                                                                    -----------
                                                       for tax-exempt income 17
TAX-FREE ARIZONA INSURED FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                    PRINCIPAL           MARKET
                                                     AMOUNT             VALUE
                                                    ---------           ------
 MUNICIPAL BONDS (CONTINUED)
*PRE-REFUNDED/ESCROWED TO MATURITY BONDS - 5.47%
 Glendale Educational Facilities American Graduate
  School (Connie Lee) 6.75% 7/1/09-05............   $ 750,000          $867,893
 Glendale Educational Facilities American Graduate
  School (Connie Lee) 7.00% 7/1/14-05............   1,000,000         1,172,160
 Maricopa County Paradise Valley Elementary School
  District #69 (MBIA) 6.40% 7/1/10-01............   3,000,000         3,254,040
 Phoenix, Arizona Street & Highway Revenue (FGIC)
  6.50% 7/1/09-02................................   2,000,000         2,203,420
 Pima County Sewer Revenue 6.75% 7/1/15-01.......   1,380,000         1,496,030
 Resh-Elliot Park State University (MBIA)
  6.75% 7/1/11-01................................   1,000,000         1,094,440
                                                                    -----------
                                                                     10,087,983
                                                                    -----------
 TRANSPORTATION REVENUE BONDS - 3.83%
 Chandler, Arizona Street & Highway Revenue,
  Inverse Floater (MBIA) 3.75% 7/1/15............   1,000,000         1,000,000
 Chandler Street & Highway Revenue, Inverse Floater
  (MBIA) 5.62% 7/1/15............................   1,000,000         1,033,390
 Tucson Airport Authority Revenue (MBIA)
  5.70% 6/1/13...................................   4,750,000         5,024,123
                                                                    -----------
                                                                      7,057,513
                                                                    -----------
 UTILITY REVENUE BONDS - 8.96%
 Mesa, Arizona Utility Systems Revenue (FGIC)
  5.25% 7/1/16...................................  16,250,000        16,521,212
                                                                    -----------
                                                                     16,521,212
                                                                    -----------
 WATER & SEWER REVENUE BONDS - 4.08%
 Apache Junction, Arizona Water Utilities-Series A
  5.80% 7/1/17...................................   1,215,000         1,304,667
 Chandler Water & Sewer Revenue (FGIC)
  7.00% 7/1/12...................................   1,000,000         1,084,580
 Gilbert Water & Waste Water Revenue
  (FGIC) 6.50% 7/1/12............................   1,000,000         1,116,040
 Gilbert Water & Waste Water Revenue
  (FGIC) 6.50% 7/1/22............................   2,650,000         2,928,091
 Pima County Special Water Improvement District
  (FGIC) 6.20% 1/1/11............................   1,000,000         1,082,050
                                                                   ------------
                                                                      7,515,428
                                                                   ------------
 Total Municipal Bonds (cost $170,360,795).......                   183,803,606
                                                                   ------------
 TOTAL MARKET VALUE OF SECURITIES - 99.68%
 (cost $170,360,744).............................                  $183,803,606
 RECEIVABLES AND OTHER ASSETS
  NET OF LIABILITIES - .32%......................                       597,526
                                                                   ------------
 NET ASSETS APPLICABLE TO 16,073,999 SHARES
  ($.01 PAR VALUE) OUTSTANDING - 100.00%.........                  $184,401,132
                                                                   ============

                                                                        MARKET
                                                                        VALUE
                                                                        ------

NET ASSET VALUE - TAX FREE ARIZONA INSURED A CLASS
($179,220,238 / 15,622,295 shares)...............                        $11.47
                                                                         ======
NET ASSET VALUE - TAX FREE ARIZONA INSURED B CLASS
($4,424,734 / 385,805 shares)....................                        $11.47
                                                                         ======
NET ASSET VALUE - TAX FREE ARIZONA INSURED C CLASS
($756,160 / 65,899 shares).......................                        $11.47
                                                                         ======
------------------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

Summary of Abbreviations:
AMBAC      - Insured by the AMBAC Indemnity Corporation
Connie Lee - Insured by the College Construction Insurance Association
FGIC       - Insured by the Financial Guaranty Insurance Company
FSA        - Insured by Financial Security Assurance
GNMA       - Insured by the Government National Mortgage Association
MBIA       - Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT JUNE 30, 1998:
Common Stock, $.01 par value, 10,000,000,000 shares authorized to the Fund with 1,000,000,000 shares allocated to Tax Free Arizona Insured
 Fund A Class, 1,000,000,000 shares allocated to Tax Free Arizona
 Insured Fund B Class and 1,000,000,000 shares allocated to Tax Free
 Arizona Insured Fund C Class....................                  $174,001,945

Undistributed net investment income..............                           224
Accumulated net realized loss on investments.....                    (3,043,848)
Net unrealized appreciation of investments.......                    13,442,811
                                                                   ------------
Total Net Assets.................................                  $184,401,132
                                                                   ============

NET ASSET VALUE AND OFFERING PRICE FOR TAX FREE ARIZONA
 INSURED FUND A CLASS:
Net asset value per share (A)....................                        $11.47
Sales charge (3.75% of offering price or 3.92% of
 amount invested per share) (B)..................                          0.45
                                                                         ------
Offering price...................................                        $11.92
                                                                         ======
-------------------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See Purchasing Shares in the current Prospectus for purchases of $100,000 or more for Tax Free Arizona Insured Fund Class A.

                            See accompanying notes.

18 for tax-exempt income

VOYAGEUR MUTUAL FUNDS
DELAWARE-VOYAGEUR TAX-FREE CALIFORNIA FUND
STATEMENT OF NET ASSETS
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
                                                    PRINCIPAL           MARKET
                                                     AMOUNT             VALUE
                                                    ---------           ------
MUNICIPAL BONDS - 102.23%
GENERAL OBLIGATION - 1.51%
California State Veterans Bonds - Series BH
 5.40% 12/1/15 (FSA).............................  $ 150,000         $  152,418
Tulare Earlimart Elementary School District (AMBAC)
 6.70% 8/1/21....................................     50,000             61,478
                                                                     ----------
                                                                        213,896
                                                                     ----------
HOSPITAL REVENUE BONDS - 20.54%
Antelope Valley California Health Care District
 Series A 5.20% 1/1/17...........................    300,000            303,099
Berkeley Alta Bates Healthcare
 6.55% 12/1/22...................................    100,000            111,574
California Health Facilities Finance Authority
 Revenue Sacramento Medical A (CMI)
 5.25% 5/1/16....................................    745,000            744,084
California Health Facilities-Valleycare Hospital
 5.50% 5/1/20....................................    250,000            252,618
Mendocino Coast Health Care District
 5.875% 2/1/20...................................    100,000            104,497
North Kern-South Tulare, California Hospital
 District Health Facility Revenue
 6.00% 4/1/20....................................    250,000            260,833
Sierra View Local Health Care District
 California Revenue 5.25% 7/1/18.................  1,000,000            980,590
Stockton, California Health Facilities-
 Dameron Hospital Association-Series A
 5.70% 12/1/14...................................    100,000            103,384
Valleycare Hospital California Health Facilities
 Finance Authority Revenue 6.75% 6/1/15..........     40,000             43,578
                                                                     ----------
                                                                      2,904,257
                                                                     ----------
HOUSING REVENUE BONDS - 19.22%
California Housing Financing Agency Home Mortgage
 Revenue Series 96H (FHA) 6.25% 8/1/27...........     95,000            102,121
California Housing Financing Agency Home Mortgage
 Revenue Series 96K (MBIA) 6.15% 8/1/16..........    450,000            482,432
California Housing Finance Agency Single Family
 (MBIA) 6.00% 8/1/20.............................    100,000            106,020
California Statewide Communities Development
 Authority 5.25% 5/15/25.........................    750,000            757,988
Fresno, California Multifamily Housing Revenue
 GNMA-Woodlands Apartments Project-A (GNMA)
 6.65% 5/20/17...................................    100,000            111,980
Rancho Cucamonga Redevelopment Housing Set Aside
 5.25% 9/1/26....................................    100,000            100,697
San Marcos, California Redevelopment Agency
 Tax Allocation Affordable Housing Project-Series A
 5.65% 10/1/28...................................    500,000            503,670
San Marcos, California Redevelopment Agency Tax
 Allocation Affordable Housing Project-Series A
 6.00% 10/1/27...................................    530,000            552,838
                                                                     ----------
                                                                      2,717,746
                                                                     ----------

                                                    PRINCIPAL           MARKET
                                                     AMOUNT             VALUE
                                                    ---------           ------
MUNICIPAL BONDS (CONTINUED)
LEASE/CERTIFICATES OF PARTICIPATION - 10.67%
Alameda City Hall Redevelopment
 6.20% 5/1/25....................................   $ 50,000           $ 52,953
Bakersfield, California Certificates of
 Participation Convention Center Expansion
 Project (MBIA) 5.80% 4/1/17.....................    350,000            373,289
California State Public Works 6.375% 10/1/19.....     50,000             56,680
California Public Works Board Lease Revenue
 5.625% 3/1/19...................................    190,000            198,843
California State Public Works-California State
 University-Series C 5.40% 10/1/22...............    300,000            302,235
Hayward Civic Center Project (MBIA)
 5.25% 8/1/26....................................    100,000            100,695
Rancho Mirage Joint Power Financing Authority
 Eisenhower Medical Center (MBIA)
 5.375% 7/1/22...................................    100,000            101,366
San Jose Convention Center Finance Authority
 Revenue 6.375% 9/1/13...........................    100,000            107,032
Santa Monica Parking Authority Lease Revenue
 6.375% 7/1/16...................................    100,000            108,829
Shafter Powers Finance Lease Revenue
 6.05% 1/1/17....................................    100,000            106,065
                                                                     ----------
                                                                      1,507,987
                                                                     ----------
SCHOOL AUTHORITY/DISTRICT REVENUE BONDS - 9.32%
Burlingame, California School District
 5.60% 7/15/21...................................    230,000            241,385
California State University Revenue and Colleges
 Hayward Foundation Auxillary Organization
 (MBIA) 5.25% 8/1/25.............................    500,000            503,735
Long Beach, California HBR Revenue
 5.375% 5/15/20..................................    250,000            251,995
Los Alamitos Unified School District Series 90-1
 6.25% 8/15/23...................................     50,000             52,901
Ontario, California Community Facilities District
 No 5 Special Tax Freeway Interchange Project
 6.375% 9/1/17...................................    250,000            267,435
                                                                     ----------
                                                                      1,317,451
                                                                     ----------
OTHER REVENUE BONDS - 40.97%
Los Angeles California Housing Authority Multifamily
 Housing Revenue The Palms Apartments
 Series E 5.30% 7/1/18...........................    500,000            500,430
California Pollution Control Authority Facilities
 Revenue (Mobil Oil Project)
 5.50% 12/1/29...................................    500,000            509,090
Carson Redevelopment Agency Revenue
 6.375% 10/1/16..................................    100,000            106,605
Davis Unified School District Community Facilities
 District-Special Tax (MBIA) 5.50% 8/15/26.......    100,000            102,806
Dixon Redevelopment Agency 6.00% 9/1/24..........     50,000             51,522
                                                       for tax-exempt income 19
TAX-FREE CALIFORNIA FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                    PRINCIPAL           MARKET
                                                     AMOUNT             VALUE
                                                    ----------         -------
MUNICIPAL BONDS (CONTINUED)
OTHER REVENUE BONDS (CONTINUED)
Escondido, California Impt Bd Act 1915
 5.625% 9/2/18...................................    $500,000         $ 492,550
Foothill/ Eastern Transportation Corridor Agency
 California Toll Road Revenue Series 95A
 6.00% 1/1/34....................................     100,000           105,924
La Quinta, California Redevelopment Agency Tax
 Allocation-Redevelopment Area Project
 Number 1 (AMBAC) 5.20% 9/1/28...................     500,000           495,450
Moreno Valley, California School District-
 5.60% 3/1/17....................................     100,000           103,951
Puerto Rico Public Buildings Authority Revenue
 Guaranteed Government Facilities-Series B
 5.25% 7/1/21....................................     250,000           252,075
Rancho Mirage, California Improvement Board
 6.10% 9/2/11....................................     500,000           515,710
Sacramento County, California Special Tax Reference-
 Community Facilities District Number 1
 5.70% 12/1/20...................................     500,000           491,895
Sacramento Municipal Utility District K Defeasable
 CA (AMBAC) 5.25% 7/1/24.........................     100,000           102,436
San Jacinto, California Water Improvement
 Project Authority 5.50% 10/1/18.................     250,000           259,003
San Joaquin Hills, California Transportation
 Corridor Agency Toll Road Revenue
 5.25% 1/15/30...................................     300,000           300,234
Santa Ana, California Financing Authority
 Revenue Inner City Commuter C
 5.60% 9/1/19....................................     600,000           602,064
Suisun City, California Public Financing Authority
 Tax Allocation, Suisun City Redevelopment Project
 Series A 5.20% 10/1/28..........................     105,000           103,261
West Basin, California Municipal Water District
 Revenue-Certificate of Participation Refunding-
 1992 Series A 5.50% 8/1/22......................     200,000           206,524
Whittier, California Redevelopment Agency
 Tax Allocation-Whittier Blvd.
 5.75% 11/1/28...................................     500,000           492,190
                                                                    -----------
                                                                      5,793,720
                                                                    -----------
Total Municipal Bonds (cost $14,010,564)                             14,455,057
                                                                    -----------

                                                    NUMBER OF
                                                     SHARES
                                                    ---------
SHORT TERM INVESTMENTS - 0.73%
Norwest Advantage Municipal Money
 Market Fund.....................................    102,512            102,512
                                                                    -----------
Total Short Term Investments (cost $102,512).....                       102,512
                                                                    -----------

                                                                        MARKET
                                                                        VALUE
                                                                       --------

TOTAL MARKET VALUE OF SECURITIES - 102.96%
 (cost $14,113,076)..............................                   $14,557,569
LIABILITIES NET OF RECEIVABLES AND
 OTHER ASSETS - (2.96%)..........................                      (418,918)
                                                                    -----------
NET ASSETS APPLICABLE TO 1,272,917 SHARES
 ($.01 PAR VALUE) OUTSTANDING - 100.00%..........                   $14,138,651
                                                                    ===========

NET ASSET VALUE - TAX FREE CALIFORNIA FUND A CLASS
 ($5,308,536/ 478,854 shares)....................                        $11.09
                                                                         ======
NET ASSET VALUE - TAX FREE CALIFORNIA FUND B CLASS
 ($8,105,722/ 728,753 shares)....................                        $11.12
                                                                         ======
NET ASSET VALUE - TAX FREE CALIFORNIA FUND C CLASS
 ($724,393/ 65,310 shares).......................                        $11.09
                                                                         ======
-------------------------------
Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
CMI   - Insured by California Mortgage Insurance
FHA   - Insured by the Federal Housing Authority
FSA   - Insured by the Financial Security Assurance
GNMA  - Insured by the Government National Mortgage Association
MBIA  - Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT JUNE 30, 1998:
 Common Stock, $.01 par value, 100,000,000,000 shares authorized to the
 Fund with 10,000,000,000 shares allocated to Tax Free California
 Fund A Class 10,000,000,000 shares allocated to Tax Free
 California B Class and 10,000,000,000 shares allocated to Tax Free
 California Fund C Class.........................                   $13,673,534
Accumulated net realized gain on investments.....                        20,624
Net unrealized appreciation of investments.......                       444,493
                                                                    -----------
Total Net Assets.................................                   $14,138,651
                                                                    -----------

NET ASSET VALUE AND OFFERING PRICE FOR TAX-FREE CALIFORNIA
 FUND A CLASS:
Net asset value per share (A)....................                        $11.09
Sales charge (3.75% of offering price or 3.88%
 of amount invested per share) (B)...............                          0.43
                                                                         ------
Offering price...................................                        $11.52
                                                                         ======
---------------------------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more for Tax Free Florida Insured Fund Class A.


                         See accompanying notes

20 for tax-exempt income



VOYAGEUR INVESTMENT TRUST
DELAWARE-VOYAGEUR TAX-FREE CALIFORNIA INSURED FUND
STATEMENT OF NET ASSETS
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
                                                    PRINCIPAL           MARKET
                                                     AMOUNT             VALUE
                                                    ---------           -------
MUNICIPAL BONDS - 97.93%
GENERAL OBLIGATION BONDS - 3.40%
Fairfield Public Finance Authority Revenue
 (FGIC) 6.25% 7/1/14.............................. $1,000,000         $1,098,430
                                                                      ----------
                                                                      $1,098,430
                                                                      ----------
HIGHER EDUCATION REVENUE BONDS - 6.91%
California State University Auxiliary Revenue
 (MBIA) 6.25% 8/1/20..............................  1,000,000          1,127,200
University of California Board of Regents
 (MBIA) 6.375% 9/1/24.............................  1,000,000          1,106,130
                                                                      ----------
                                                                       2,233,330
                                                                      ----------
HOSPITAL REVENUE BONDS - 6.72%
California Health Facilities-Catholic Healthcare
 West (MBIA) 6.00% 7/1/17.........................  1,000,000          1,090,420
California Health Facilities-San Diego Hospital
 (MBIA) 6.20% 8/1/12..............................  1,000,000          1,082,720
                                                                      ----------
                                                                       2,173,140
                                                                      ----------
HOUSING REVENUE BONDS - 24.94%
California Housing Finance Agency 1994 Series E
 (MBIA) 6.75% 8/1/26..............................  1,000,000          1,090,780
California Housing Finance Agency Home Mortgage
 Revenue Series 96E (MBIA) 6.05% 8/1/16...........  1,000,000          1,063,390
California Housing Financing Agency Home Mortgage
 Revenue Series 96K (MBIA) 6.15% 8/1/16...........  1,100,000          1,179,277
California Housing Finance Agency Revenue Series F
 (MBIA) 6.00% 8/1/17..............................  1,000,000          1,063,910
California Housing Finance Agency Single Family
 (MBIA) 6.00% 8/1/20..............................  1,000,000          1,060,200
California Rural Home Mortgage Finance Authority
 Single Family Mortgage Revenue (AMBAC)
 7.95% 12/1/24....................................  1,295,000          1,482,516
Fresno, California Multifamily Housing Revenue
 GNMA-Woodlands Apartments Project-A (GNMA)
 6.65% 5/20/17....................................  1,000,000          1,119,800
                                                                      ----------
                                                                       8,059,873
                                                                      ----------
LEASE/CERTIFICATES OF PARTICIPATION - 22.48%
Bakersfield, California Certificates of Participation
 Convention Center Expansion Project (MBIA)
 5.80% 4/1/17....................................   1,000,000          1,066,540
Inland Empire Solid Waste Authority (FSA)
 6.00% 8/1/16....................................   1,500,000          1,619,940
Ontario Redevelopment Cimarron Project (MBIA)
 6.25% 8/1/15....................................   1,000,000          1,078,260
San Luis Obispo Capital Revenue (AMBAC)
 6.375% 6/1/14...................................   1,000,000          1,102,250

                                                    PRINCIPAL           MARKET
                                                     AMOUNT             VALUE
                                                    ---------           ------
MUNICIPAL BONDS (CONTINUED)
LEASE/CERTIFICATES OF PARTICIPATION (CONTINUED)
Santa Barbara Water Revenue (AMBAC)
 6.70% 4/1/27....................................   $1,000,000      $ 1,094,990
Santa Clara Finance Authority (AMBAC)
 7.75% 11/15/11..................................    1,000,000        1,303,460
                                                                    -----------
                                                                      7,265,440
                                                                    -----------
SCHOOL AUTHORITY/DISTRICT REVENUE BONDS - 7.02%
Redwood City, California Elementary School District
 (FGIC) 5.00% 8/1/16.............................    1,000,000        1,008,270
Walnut Valley, California School District-Series
 A (MBIA) 7.20% 2/1/16...........................    1,000,000        1,260,640
                                                                     ----------
                                                                      2,268,910
                                                                     ----------
TRANSPORTATION REVENUE BONDS - 6.45%
San Francisco City & County International Airport
 Revenue (FGIC) 6.00% 5/1/14.....................    1,000,000        1,084,760
San Francisco City & County International Airport
 Revenue, AMT Special Facilities Lease-SFO Fuel-A
 (AMBAC) 5.25% 1/1/21............................    1,000,000          998,680
                                                                     ----------
                                                                      2,083,440
                                                                     ----------
WATER & SEWER REVENUE BONDS - 3.41%
Calaveras County Water District Revenue
 (AMBAC) 6.125% 9/1/17...........................    1,000,000        1,101,270
                                                                     ----------
                                                                      1,101,270
                                                                     ----------
OTHER REVENUE BONDS - 16.60%
Groveland/Tuolumne Financing Authority California
 Revenue - Groveland Capital Facilities (FSA)
 5.00% 4/1/26....................................    1,000,000          976,460
Los Angeles County Transportation Commission Sales
 Tax Revenue (MBIA) 6.25% 7/1/13.................    1,000,000        1,098,430
Rancho Water District Finance Revenue
 (FGIC) 5.90% 11/1/15............................    1,000,000        1,089,050
San Francisco City & County Redevelopment Agency
 Hotel Tax Revenue (FSA) 6.75% 7/1/25............    1,000,000        1,134,500
Santa Clara North Bayshore (AMBAC)
 5.75% 7/1/14....................................    1,000,000        1,064,530
                                                                    -----------
                                                                      5,362,970
                                                                    -----------
Total Municipal Bonds (cost $29,102,983).........                    31,646,803
                                                                    -----------

                                                    NUMBER OF
                                                     SHARES
                                                   ----------
SHORT TERM INVESTMENTS - .50%
Norwest Advantage Municipal Money
 Market Fund.....................................      162,045      $   162,045
                                                                    -----------
Total Short Term Investments (cost $162,045).....                       162,045
                                                                    -----------
                                                        for tax-exempt income 21


TAX-FREE CALIFORNIA INSURED FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE
                                                                        ------
TOTAL MARKET VALUE OF SECURITIES - 98.43%
 (cost $29,265,028)..............................                   $31,808,848
RECEIVABLES AND OTHER ASSETS
 NET OF LIABILITIES - 1.57%......................                       506,762
                                                                    -----------
NET ASSETS APPLICABLE TO 2,923,302 SHARES
 ($.01 PAR VALUE) OUTSTANDING - 100.00%..........                    32,315,610
                                                                    ===========

NET ASSET VALUE - TAX FREE CALIFORNIA INSURED A CLASS
 ($25,319,089 / 2,290,373 shares)................                        $11.05
                                                                         ======
NET ASSET VALUE - TAX FREE CALIFORNIA INSURED B CLASS
 ($6,539,640 / 591,447 shares)...................                        $11.06
                                                                         ======
NET ASSET VALUE - TAX FREE CALIFORNIA INSURED C CLASS
 ($456,881 / 41,482 shares)......................                        $11.01
                                                                         ======
------------------------
Summary of Abbreviations:
AMBAC       - Insured by the AMBAC Indemnity Corporation
Connie Lee  - Insured by the College Construction Insurance Association
FGIC        - Insured by the Financial Guaranty Insurance Company
FSA         - Insured by Financial Security Assurance
GNMA        - Insured by the Government National Mortgage Association
MBIA        - Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT JUNE 30, 1998:
Common Stock, $.01 par value, 10,000,000,000 shares authorized to the
 Fund with 1,000,000,000 shares allocated to Tax Free California Insured
 Fund A Class, 1,000,000,000 shares allocated to Tax Free California
 Insured Fund B Class and 1,000,000,000 shares allocated to
 Tax Free California Insured Fund C Class........                   $30,199,388
Accumulated net realized loss on investments.....                      (427,598)
Net unrealized appreciation of investments.......                     2,543,820
                                                                    -----------
Total Net Assets.................................                   $32,315,610
                                                                    ===========

NET ASSET VALUE AND OFFERING PRICE FOR TAX-FREE
 CALIFORNIA INSURED FUND A CLASS:
Net asset value per share (A)....................                        $11.05
Sales charge (3.75% of offering price or 3.89% of
 amount invested per share) (B)..................                          0.43
                                                                         ------
Offering price...................................                        $11.48
                                                                         ======
-------------------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See Purchasing Shares in the current Prospectus for purchases of $100,000 or more for Tax Free California Insured Fund Class A.


                            See accompanying notes

VOYAGEUR MUTUAL FUNDS II, INC.
DELAWARE-VOYAGEUR TAX-FREE COLORADO FUND
STATEMENT OF NET ASSETS
JUNE 30, 1998 (UNAUDITED)
------------------------------------------------------------------------------

                                                    PRINCIPAL           MARKET
                                                     AMOUNT             VALUE
                                                    ---------           ------
MUNICIPAL BONDS - 99.49%
GENERAL OBLIGATION BONDS - 16.51%
Arapahoe, Colorado Water & Sanitation Series 1995A
 6.00% 12/1/15...................................   $8,010,000      $ 8,439,656
Arapahoe, Colorado Water & Sanitation Series 1995A
 6.15% 12/1/19...................................   10,075,000       10,661,466
Boulder Valley School District #RE-2 Series A
 6.30% 12/1/13...................................    3,000,000        3,364,350
Boulder Valley School District #RE-2 Series A
 6.30% 12/1/14...................................    5,000,000        5,607,250
Eagles Nest Metropolitan District Limited Tax
 6.50% 11/15/17..................................    6,575,000        7,022,100
El Paso County School District #20,
 Inverse Floater 3.75% 12/15/14..................    1,250,000        1,250,000
El Paso County School District #20,
 Inverse Floater 7.27% 12/15/14..................    1,250,000        1,369,888
Highlands Ranch Metropolitan School District #2,
 Inverse Floater 3.75% 6/15/16...................    1,850,000        1,850,000
Highlands Ranch Metropolitan School District #2,
 Inverse Floater 6.17% 6/15/16...................    1,850,000        1,865,096
Highlands Ranch Metropolitan School District #3
 5.125% 12/1/12..................................    1,000,000          997,420
Highlands Ranch Metropolitan School District #4
 6.00% 12/1/15...................................    4,200,000        4,679,052
Interstate South Metropolitan District
 6.00% 12/1/20...................................    8,755,000        9,202,205
Jefferson County Metropolitan District-Section 14,
 Series A 6.20% 12/1/13..........................    2,250,000        2,441,093
Montezuma County School District #RE 4A-Delores
 7.00% 12/1/19...................................    1,500,000        1,729,020
                                                                    -----------
                                                                     60,478,596
                                                                    -----------
HIGHER EDUCATION REVENUE BONDS - 4.79%
Colorado Post Secondary Education Auraria Fund
 Project (FGIC) 6.00% 9/1/15.....................    1,000,000        1,078,750
Colorado Post Secondary Education Facilities
 Authority 3.75% 3/1/16..........................    3,350,000        3,350,000
Colorado Post Secondary Education Facilities
 Authority, Inverse Floater 8.17% 3/1/16.........    3,350,000        3,747,310
Colorado Post Secondary Education Ocean Journey
 Project 8.375% 12/1/26..........................    8,000,000        9,376,960
                                                                    -----------
                                                                     17,553,020
                                                                    -----------
HOSPITAL REVENUE BONDS - 29.58%
Boulder County, Colorado Hospital Revenue
 Development-Longmont UTD Hospital
 5.60% 12/1/27...................................    6,765,000        6,844,151
Boulder County Hospital Revenue Longmont United
 Project 5.875% 12/1/20..........................    3,250,000        3,360,825
Colorado Health Facilities Authority Covenant
 Retirement 6.75% 12/1/25........................    4,150,000        4,649,328
Colorado Health Facilities Authority Covenant
 Retirement 6.75% 12/1/15........................    1,750,000        1,961,715

22 for tax-exempt income

TAX-FREE COLORADO FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                           PRINCIPAL        MARKET
                                                            AMOUNT          VALUE
                                                           ---------        ------
MUNICIPAL BONDS (CONTINUED)
HOSPITAL REVENUE BONDS (CONTINUED)
Colorado Health Facilities Authority National
 Benevolent Association 5.25% 2/1/28 ..................   $  2,000,000   $  1,947,200
Colorado Health Facilities Authority National
 Benevolent Series A 6.90% 6/1/15 .....................      1,085,000      1,219,453
Colorado Health Facilities Authority National Jewish
 Medical & Research Center 5.375% 1/1/16 ..............      2,000,000      1,992,120
Colorado Health Facilities Authority National Jewish
 Medical & Research Center 5.375% 1/1/23 ..............      6,945,000      6,865,688
Colorado Health Facilities Authority National Jewish
 Medical & Research Center 5.375% 1/1/28 ..............      3,230,000      3,180,646
Colorado Health Facilities Authority Parkview
 Hospital 6.00% 9/1/16 ................................      4,000,000      4,260,360
Colorado Health Facilities Authority Parkview
 Hospital 6.125% 9/1/25 ...............................      7,750,000      8,289,478
Colorado Health Facilities Authority Revenue,
 Baptist Home Association Series A
 6.375% 8/15/24 .......................................      3,250,000      3,494,985
Colorado Health Facilities Authority Revenue
 Combination Certificate Municipal Securities Trust
 5.23% 10/1/26 ........................................      6,750,000      6,791,985
Colorado Health Facilities Authority Revenue Hospital-
 Steamboat Springs Health 5.75% 9/15/22 ...............      5,000,000      5,098,750
Colorado Health Facilities Authority Revenue
 National Benevolent Association-A
 5.25% 1/1/27 .........................................      1,325,000      1,290,603
Colorado Health Facilities Authority Rocky Mountain
 Adventist Healthcare 6.625% 2/1/22 ...................      5,885,000      6,322,432
Colorado Health Facilities Authority Rocky Mountain
 Adventist Healthcare 6.625% 2/1/13 ...................     13,000,000     13,966,290
Colorado Health Facilities Authority Vail Valley
 Medical Center Revenue 6.50% 1/15/13 .................      2,400,000      2,615,664
Colorado Health Facilities Authority Vail Valley
 Medical Center Revenue 6.60% 1/15/20 .................      6,500,000      7,116,135
Colorado Springs Memorial Hospital
 (MBIA) 6.00% 12/15/24 ................................      8,000,000      8,717,440
Denver, Colorado Health & Hospital Revenue
 5.375% 12/1/18 .......................................      1,000,000        993,200
Denver, Colorado Health & Hospital Revenue
 5.375% 12/1/28 .......................................      3,000,000      2,953,440
University Of Colorado Hospital Revenue
 (AMBAC) 6.40% 11/15/22 ...............................      4,000,000      4,427,160
                                                                         ------------
                                                                          108,359,048
                                                                         ------------
HOUSING REVENUE BONDS - 19.23%
Adams County, Colorado Housing Authority Mortgage
 Revenue-Aztec Villa Apartments Project
 5.85% 12/1/27  .......................................      1,825,000      1,897,288
Adams County Housing Authority Greenbrias Project
 6.75% 7/1/21  ........................................      1,730,000      1,875,441
Aurora Single Family Mortgage Revenue
 7.30% 5/1/10  ........................................      7,900,000      8,583,192
Colorado Housing Finance Authority Multifamily
 Housing Mortgage-B-3 5.65% 10/1/28 ...................      3,880,000      4,018,671


                                                        PRINCIPAL        MARKET
                                                         AMOUNT          VALUE
                                                        ---------        ------
MUNICIPAL BONDS (CONTINUED)
HOSPITAL REVENUE BONDS (CONTINUED)

Colorado Housing Finance Authority Multifamily
 Industrial Mortgage-C-3 5.70% 10/1/21..............    $3,205,000   $ 3,257,338
Colorado Housing Finance Authority Multifamily
 Series A-3 (FHA) 5.85% 10/1/28 ....................     4,000,000     4,224,960
Colorado Housing Finance Authority Multifamily
 Series A-3 6.25% 10/1/26 ..........................     8,530,000     9,172,906
Colorado Housing Finance Authority Multifamily
 Series C-3 6.10% 10/1/28 ..........................     4,120,000     4,404,280
Colorado Housing Finance Authority Single Family
 Housing Project Series C-2 7.45% 6/1/17 ...........       810,000       889,259
Colorado Housing Finance Authority Single Family
 Housing Series A-2 7.15% 11/1/14 ..................     1,510,000     1,721,294
Colorado Housing Finance Authority Single Family
 Housing Series A-3 7.45% 11/1/27 ..................     2,500,000     2,824,750
Colorado Housing Finance Authority Single Family
 Housing Series C-2 7.10% 5/1/15 ...................     1,260,000     1,430,087
Colorado Housing Finance Authority Single Family
 Mortgage (FHA) 7.50% 11/1/24.......................     2,510,000     2,745,513
Colorado State Single Family Housing Authority
 Senior Revenue 7.10% 6/1/14 .......................       980,000     1,109,742
Eaglebend, Colorado Affordable Housing Corporate
 Multifamily Revenue Housing Project
 Series A 6.20% 7/1/12  ............................     1,000,000     1,063,070
Eaglebend, Colorado Affordable Housing Corporate
 Multifamily Revenue Housing Project
 Series A 6.40% 7/1/17  ............................     1,000,000     1,067,510
Eaglebend, Colorado Affordable Housing Corporate
 Multifamily Revenue Housing Project
 Series A 6.45% 7/1/21  ............................     1,000,000     1,067,340
Englewood Multifamily Marks Apartments Series
 96 6.65% 12/1/26  .................................     5,700,000     6,184,044
Englewood Multifamily Marks Apartments Series B
 6.00% 12/15/18  ...................................     8,950,000     9,229,598
Pueblo County Single Family Mortgage Revenue Series
 1994A (GNMA) 7.05% 11/1/27 ........................     3,320,000     3,664,583
                                                                     -----------
                                                                      70,430,866
                                                                     -----------
LEASE/CERTIFICATES OF PARTICIPATION - 5.42%
Conejos & Alamosa Counties, Colorado School
 District No. Re Certificates of Participation
 6.50% 4/1/11  .....................................     1,780,000     1,875,461
Greeley Building Authority 6.10% 8/15/16 ...........     2,600,000     2,783,456
Jefferson County, Colorado Certificates of
 Participation 5.23% 12/1/09 .......................    10,000,000    10,542,800
Pueblo County School District Pueblo Certificate of
 Participation 5.36% 12/1/10 .......................     4,440,000     4,653,164
                                                                      ----------
                                                                      19,854,881
                                                                      ----------
                                                        for tax-exempt income 23

TAX-FREE COLORADO FUND
STATEMENT OF NET ASSETS (CONTINUED)
------------------------------------------------------------------------------

                                                        PRINCIPAL        MARKET
                                                         AMOUNT          VALUE
                                                        ---------        ------
MUNICIPAL BONDS (CONTINUED)
POWER AUTHORITY REVENUE BONDS - 3.12%
Platte River Power Authority Series BB
 6.125% 6/1/14  .................................   $  5,000,000   $  5,290,350
Puerto Rico Electric Power Authority Series EE
 4.75% 7/1/24  ..................................      6,500,000      6,120,855
                                                                   ------------
                                                                     11,411,205
                                                                   ------------
*PRE-REFUNDED/ESCROWED TO MATURITY BONDS - 0.50%
 Auraria Higher Education Center Fee (AMBAC)
  6.50% 5/1/12-01  ..............................      1,715,000      1,828,310
                                                                   ------------
                                                                      1,828,310
                                                                   ------------
SCHOOL AUTHORITY/DISTRICT REVENUE BONDS - 1.67%
Arapahoe County, Colorado School District
 Municipal Securities Trust 5.13% 12/15/15 ......      6,000,000      6,109,680
                                                                   ------------
                                                                      6,109,680
                                                                   ------------
TRANSPORTATION REVENUE BONDS - 6.74%
Arapahoe County Capital Improvement
 E-470 7.00% 8/31/26  ...........................     10,000,000     11,902,200
Arapahoe County Vehicle Reg E-470 (MBIA)
 6.15% 8/31/26  .................................      8,530,000      9,440,322
Denver City & County Airport Revenue (MBIA)
 5.60% 11/15/20  ................................      2,300,000      2,386,296
Puerto Rico Commonwealth Highway & Transportation
 Authority Revenue, Series A- (MBIA)
 5.00% 7/1/38  ..................................      1,000,000        976,330
                                                                   ------------
                                                                     24,705,148
                                                                   ------------
WATER & SEWER REVENUE BONDS - 1.49%
Centennial County Water & Sanitary District
 Revenue (LOC - Swiss Bank)
 6.00% 12/1/15  .................................      4,000,000      4,368,440
Westminster Water & Sewer Utility Revenue
 (AMBAC) 6.25% 12/1/14  .........................      1,000,000      1,093,450
                                                                   ------------
                                                                      5,461,890
                                                                   ------------
OTHER REVENUE BONDS - 10.44%
Aurora Saddle Rock Golf Course
 6.20% 12/1/15  .................................      2,000,000      2,118,940
GVR Metropolitan District Series A
 6.00% 12/1/15  .................................      7,075,000      7,519,876
GVR Metropolitan District Series A
 6.125% 12/1/19  ................................      4,725,000      5,016,202
Lowry, Colorado Economic Redevelopment Authority
 7.50% 12/1/10  .................................     13,700,000     15,587,038
Lowry Economic Redevelopment Authority Colorado
 Revenue Series A 7.00% 12/1/10 .................      1,400,000      1,409,324
Pueblo Urban Renewal Authority Jr Lien
 6.625% 12/1/19  ................................      2,155,000      2,334,318
Pueblo Urban Renewal Authority Revenue (AMBAC)
 6.15% 12/1/19  .................................      1,685,000      1,802,579
South Suburban District Golf and Ice Arena
 Facility 6.00% 11/1/15  ........................      2,330,000      2,448,620
                                                                   ------------
                                                                     38,236,897
                                                                   ------------
Total Municipal Bonds (cost $337,348,817) .......                   364,429,541
                                                                   ------------

                                                                       MARKET
                                                                        VALUE
                                                                     ----------

TOTAL MARKET VALUE OF SECURITIES OWNED - 99.49%
 (cost $337,348,818)  .................................            $364,429,541
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 0.51%               1,866,943
                                                                   ------------
NET ASSETS APPLICABLE TO 31,983,988 SHARES
 ($.01 PAR VALUE) OUTSTANDING - 100.00% ...............             366,296,484
                                                                   ============

NET ASSET VALUE - TAX FREE COLORADO FUND A CLASS
 ($354,807,243 / 30,980,938 shares)  ..................                  $11.45
                                                                         ======
NET ASSET VALUE - TAX FREE COLORADO FUND B CLASS
 ($9,569,492 / 835,477 shares)  .......................                  $11.45
                                                                         ======
NET ASSET VALUE - TAX FREE COLORADO FUND C CLASS
 ($1,919,749 / 167,573 shares)  .......................                  $11.46
                                                                         ======

----------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
FGIC  - Insured by the Financial Guaranty Insurance Company
FHA   - Insured by the Federal Housing Authority
GNMA  - Insured by the Government National Mortgage Association
LOC   - Swiss Bank - Letter of Credit by Swiss Bank of New York
MBIA  - Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT JUNE 30, 1998:
Common stock, $.01 par value, 10,000,000,000 shares authorized to the Fund with 1,000,000,000 shares allocated to Tax-Free Colorado
 Fund A Class, 1,000,000,000 shares allocated to Tax-Free Colorado
 Fund B Class, and 1,000,000,000 shares allocated to Tax-Free
 Colorado Fund C Class .................................          $ 342,876,612
Accumulated net realized loss on investments............             (3,660,851)
Net unrealized appreciation of investments..............             27,080,723
                                                                  -------------
Total Net Assets .......................................          $ 366,296,484
                                                                  =============

NET ASSET VALUE AND OFFERING PRICE FOR TAX-FREE
 COLORADO FUND A CLASS:
Net asset value per share (A)...........................                 $11.45
Sales charge (3.75% of offering price or 3.93% of
 amount invested per share) (B).........................                   0.45
                                                                         ------
Offering price..........................................                 $11.90
                                                                         ======

----------------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See Purchasing Shares in the current Prospectus for purchases of $100,000 or more for Tax Free Colorado Fund Class A.

                            See accompanying notes.

24 for tax-exempt income

VOYAGEUR INVESTMENT TRUST
DELAWARE-VOYAGEUR TAX-FREE NEW MEXICO FUND
STATEMENT OF NET ASSETS
JUNE 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------

                                                     PRINCIPAL         MARKET
                                                      AMOUNT           VALUE
                                                    ---------         -------
MUNICIPAL BONDS - 97.00%
General Obligation Bonds - 3.96%
Puerto Rico Commonwealth Public Improvement
 4.50% 7/1/23  ..................................   $1,000,000       $  914,450
                                                                     ----------
                                                                        914,450
                                                                     ----------
HIGHER EDUCATION REVENUE BONDS - 9.99%
New Mexico Education Assistance Foundation
 6.65% 11/1/25  .................................    1,000,000        1,085,080
New Mexico State University 5.00% 4/1/98 ........      100,000           99,032
University of New Mexico Technical Development
 Lease Revenue 6.55% 8/15/25 ....................    1,000,000        1,123,030
                                                                     ----------
                                                                      2,307,142
                                                                     ----------
Hospital Revenue Bonds - 4.73%
State Hospital Equipment Memorial Medical Center
 Project 6.40% 6/1/16  ..........................    1,000,000        1,093,630
                                                                     ----------
                                                                      1,093,630
                                                                     ----------
HOUSING REVENUE BONDS - 31.28%
Carlsbad, New Mexico Housing Multifamily Revenue-
 Colonial Hillcrest 7.375% 8/1/27 ...............    1,000,000        1,077,790
New Mexico Mortgage Finance Authority
 Series 1994B 6.75% 7/1/25 ......................    1,000,000        1,145,290
New Mexico Mortgage Finance Authority
 Series 1994F 6.95% 1/1/26 ......................    1,000,000        1,141,950
New Mexico Mortgage Finance Authority
 Series 1996G 6.85% 1/1/21 ......................    1,500,000        1,733,864
Santa Fe Single Family Mortgage Revenue
 6.20% 11/1/16  .................................    1,000,000        1,065,010
Southeastern New Mexico Affordable Housing
 Reference-Housing-Casa Hermosa Apartments
 7.25% 12/1/27  .................................    1,000,000        1,064,070
                                                                     ----------
                                                                      7,227,974
                                                                     ----------
INDUSTRIAL DEVELOPMENT REVENUE BONDS - 6.99%
Las Cruses Solid Waste Authority 6.00% 6/1/16 ...      500,000          525,875
Lordsburg Pollution Control 6.50% 4/1/13 ........    1,000,000        1,089,360
                                                                     ----------
                                                                      1,615,235
                                                                     ----------

                                                   PRINCIPAL            MARKET
                                                    AMOUNT              VALUE
                                                   ---------           -------
MUNICIPAL BONDS (CONTINUED)
UTILITY REVENUE BONDS- 9.41%
Farmington Pollution Control Revenue
 6.375% 4/1/22  .................................   $ 1,000,000      $ 1,086,960
Los Alamos Utility System Revenue 1994A
 (FSA) 6.00% 7/1/15  ............................     1,000,000        1,086,110
                                                                     -----------
                                                                       2,173,070
                                                                     -----------
WATER & SEWER REVENUE BONDS - 4.65%
Rio Rancho Water & Wastewater Revenue (FSA)
 6.00% 5/15/22  .................................     1,000,000        1,073,650
                                                                     -----------
                                                                       1,073,650
                                                                     -----------
OTHER REVENUE BONDS - 25.99%
Albuquerque Special Assessment #223
 6.45% 1/1/15  ..................................       780,000          781,560
Bernalillo County, New Mexico Gross Receipts Tax
 Revenue 5.25% 4/1/27  ..........................     1,000,000        1,036,260
Dona Ana County Tax Reference & Improvement
 6.00% 6/1/19  ..................................     1,000,000        1,092,940
Puerto Rico Municipal Financing Agency
 5.50% 7/2/21  ..................................       750,000          781,395
Santa Fe, New Mexico Municipal Record Complex Net
 Revenue 5.625% 12/1/23  ........................     1,000,000          983,340
Truth or Consequences Gross Tax Receipts
 6.30% 7/1/16  ..................................     1,000,000        1,080,620
Virgin Islands Public Finance Authority Revenue
 Reference Senior Lien Series A
 5.50% 10/1/22  .................................       250,000          249,643
                                                                     -----------
                                                                       6,005,758
                                                                     -----------
Total Municipal Bonds (cost $20,740,274) ........                     22,410,909
                                                                     -----------


                                                       NUMBER OF
                                                        SHARES
                                                       ----------
SHORT TERM INVESTMENTS - 1.45%
Norwest Advantage Municipal Money Market Fund....       335,682          335,682
                                                                         -------
Total Short Term Investments (cost $335,682).....                        335,682
                                                                         -------
                                                       for tax-exempt income 25


TAX-FREE NEW MEXICO FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                                      MARKET
                                                                      VALUE
                                                                     -------
Total Market Value of Securities Owned
 (cost of $21,075,956) - 98.45%  ......................             $22,746,591
Receivables and Other Assets Net of Liabilities - 1.55%                 358,650
                                                                    -----------
Net Assets Applicable to 2,029,142 Shares
 ($.01 par value) outstanding - 100.00% ...............              23,105,241
                                                                    ===========

Net Asset Value - Tax-Free New Mexico Fund A Class
 ($21,160,357 / 1,858,456 shares)  ...............                    $   11.39
Net Asset Value - Tax-Free New Mexico Fund B Class                    =========
 ($1,585,772 / 139,157 shares)  ..................                    $   11.40
Net Asset Value - Tax-Free New Mexico Fund C Class                    =========
 ($359,112 / 31,529 shares)  .....................                    $   11.39
                                                                      =========
-----------------
Summary of Abbreviations:
FSA - Insured by the Financial Security Assurance

COMPONENTS OF NET ASSETS AT JUNE 30, 1998:
Common stock, $.01 par value, unlimited shares
 authorized to Tax-free New Mexico Fund ...............            $ 21,982,000
Accumulated net realized loss on investments ..........                (547,394)
Net unrealized appreciation of investments ............               1,670,635
                                                                    -----------
Total net assets ......................................              23,105,241
                                                                    ===========
NET ASSET VALUE AND OFFERING PRICE FOR TAX FREE
 NEW MEXICO FUND A CLASS
Net asset value per share (A)  .........................              $   11.39
Sales charge (3.75% of offering price or 3.86% of amount
 invested per share) (B)  ..............................                   0.44
                                                                      ---------
Offering Price .........................................              $   11.83
                                                                      =========

-----------
(A) Net asset value per share illustrated is the estimate amount which would be paid upon the redemption or repurchase of shares.
(B) See Purchasing Shares in the current Prospectus for purchases of $100,000 or more for Tax Free New Mexico Fund Class A.

                           See accompanying notes.

VOYAGEUR INVESTMENT TRUST
DELAWARE-VOYAGEUR TAX-FREE UTAH FUND
STATEMENT OF NET ASSETS
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
                                                     PRINCIPAL         MARKET
                                                      AMOUNT            VALUE
                                                     ---------         -------

MUNICIPAL BONDS - 99.20%
GENERAL OBLIGATION BONDS - 24.00%
Iron County School District (MBIA)
 6.50% 1/15/13  ...................................   $100,000         $112,400
Nebo, Utah School District 6.00% 6/15/18 ..........    200,000          215,547
Provo, Utah City School District 6.25% 6/15/13 ....    100,000          109,185
Puerto Rico Aqueduct & Sewer Authority
 5.00% 7/1/15  ....................................    150,000          149,150
Puerto Rico Commonwealth Public Improvement
 4.50% 7/1/23  ....................................    150,000          137,168
Salt Lake County Service Area # 1
 6.00% 12/15/12  ..................................    100,000          105,634
                                                                       --------
                                                                        829,084
                                                                       --------
HIGHER EDUCATION REVENUE BONDS - 24.73%
Salt Lake County, Utah College-Westminster
 College Project 5.75% 10/1/27 ....................    160,000          163,083
Southern Utah University Board of Regents (AMBAC)
 6.35% 5/1/10  ....................................    150,000          165,943
Southern Utah University Pavilion Student Fee
 6.30% 6/1/16  ....................................    390,000          418,774
Utah State Board of Regents (MBIA)
 5.875% 7/1/21  ...................................    100,000          106,515
                                                                       --------
                                                                        854,315
                                                                       --------
HOUSING REVENUE BONDS - 25.13%
Clearfield City, Utah Multifamily Revenue
 Housing-Mortgage-Federal Housing Authority
 Oakstone Apartments-A 5.75% 11/1/27 ..............    150,000          152,609
Salt Lake City Multifamily Housing Authority
 6.00% 4/1/25  ....................................    100,000          103,421
Salt Lake County Housing Authority Multifamily
 Bridgeside (FHA) 6.30% 11/1/28 ...................    270,000          287,248
Utah Housing Finance Authority Single Family
 Mortgage Revenue Series 1992D-1
 6.70% 7/1/12  ....................................     85,000           90,604
Utah Housing Finance Authority Single Family
 Mortgage Revenue Series 1994C
 6.30% 7/1/16  ....................................     20,000           21,424
Utah Housing Finance Multifamily Cottonwood
 Project (FNMA) 6.30% 7/1/15 ......................    200,000          212,822
                                                                       --------
                                                                        868,128
                                                                       --------
LEASE/CERTIFICATE OF PARTICIPATION - 12.95%
Salt Lake City Municipal Building Authority Lease
 Revenue Series A 6.375% 10/1/12 ..................    100,000          109,312
Weber County, Utah Municipal Building Authority
 Lease Revenue 5.75% 12/15/19175,000181,745
West Valley City, Utah Municipal Building
 Authority Lease Revenue 5.125% 1/15/18 ...........   $ 50,000         $ 50,167
West Valley City, Utah Municipal Building Authority
 Lease Revenue 6.00% 1/15/10 ......................    100,000          106,078
                                                                       --------
                                                                        447,302
                                                                       --------

26 for tax-exempt income

TAX-FREE UTAH FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                        PRINCIPAL      MARKET
                                                         AMOUNT         VALUE
                                                        ---------      -------

MUNICIPAL BONDS (CONTINUED)
*PRE-REFUNDED/ESCROWED TO MATURITY BONDS - 6.25%
Utah State Board of Regents (AMBAC)
 6.30% 6/1/12 - 02  ................................      100,000      108,633
Weber State University Board of Regents (MBIA)
 6.25% 4/1/10 - 02  ................................      100,000      107,297
                                                                    ----------
                                                                       215,930
                                                                    ----------
WATER & SEWER REVENUE BONDS - 6.14%
White City Water District Revenue
 5.90% 2/1/22  .....................................      200,000      212,270
                                                                    ----------
                                                                       212,270
                                                                    ----------
Total Municipal Bonds (cost $3,205,882) ............                 3,427,029
                                                                    ----------

TOTAL MARKET VALUE OF SECURITIES - 99.20%
 (cost $3,205,882)  ................................                 3,427,029
RECEIVABLES AND OTHER ASSETS NET OF
 LIABILITIES - 0.80%................................                    27,789
                                                                    ----------
NET ASSETS APPLICABLE TO 303,910 SHARES
 ($.01 PAR VALUE) OUTSTANDING - 100.00% ............                $3,454,818
                                                                    ==========
NET ASSET VALUE - TAX-FREE UTAH A CLASS
 ($2,853,897/251,058 shares)  ......................                $    11.37
                                                                    ==========
NET ASSET VALUE - TAX-FREE UTAH B CLASS
 ($600,921/52,852 shares)  .........................                $    11.37
                                                                    ==========

----------
*For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

----------
Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
FHA   - Insured by the Federal Housing Administration
FNMA  - Insured by the Federal National Mortgage Association
MBIA  - Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT JUNE 30, 1998:
Common Stock, $.01 par value, 10,000,000,000 shares authorized to the Fund with 1,000,000,000 shares allocated to Tax-Free
 Utah Fund A Class and 1,000,000,000 shares allocated to
 TAX-FREE UTAH FUND B CLASS ................................      $ 3,242,319
ACCUMULATED NET REALIZED LOSS ON INVESTMENTS ...............           (8,648)
NET UNREALIZED APPRECIATION OF INVESTMENTS .................          221,147
                                                                  -----------
TOTAL NET ASSETS ...........................................      $ 3,454,818
                                                                  ===========

NET ASSET VALUE AND OFFERING PRICE FOR TAX FREE UTAH
 FUND A CLASS:
Net asset value per share (A)  .............................        $   11.37
Sales charge (3.75% of offering price or 3.87% of
 amount invested per share) (B)  ...........................             0.44
                                                                    ---------
Offering price .............................................        $   11.81
                                                                    =========

------------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See Purchasing Shares in the current Prospectus for purchases of $100,000 or more for Tax Free Utah Fund Class A.

    See accompanying notes.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
                                                               TAX-FREE
                                                              UTAH FUND
                                                             -----------

ASSETS:
Investments at market (cost $3,205,882) ...........           $3,427,029
Receivable for securities sold ....................              819,971
Interest receivable ...............................               49,173
Subscriptions receivable ..........................                   11
Other assets ......................................               12,016
                                                              ----------
Total assets ......................................            4,308,200
                                                              ==========

LIABILITIES:
Payable for securities purchased ..................              796,990
Other accounts payable and accrued expenses .......               56,392
                                                              ----------
Total liabilities .................................              853,382
                                                              ----------

Total Net Assets ..................................            3,454,818
                                                              ==========

                            See accompanying notes
                                                       for tax-exempt income 27

STATEMENTS OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
------------------------------------------------------------------------------

                                                         TAX-FREE               TAX-FREE
                                          TAX-FREE       ARIZONA    TAX-FREE    CALIFORNIA    TAX-FREE      TAX-FREE     TAX-FREE
                                           ARIZONA       INSURED   CALIFORNIA    INSURED      COLORADO     NEW MEXICO      UTAH
                                            FUND          FUND        FUND        FUND          FUND          FUND         FUND
                                         ---------    ----------    --------    --------    ------------    --------    ---------
INVESTMENT INCOME:
Interest .............................   $ 425,616    $5,140,612    $321,394    $922,433    $ 10,503,223    $627,179    $ 104,439
                                         ---------    ----------    --------    --------    ------------    --------    ---------
                                           425,616     5,140,612     321,394     922,433      10,503,223     627,179      104,439
                                         ---------    ----------    --------    --------    ------------    --------    ---------
EXPENSES:
Management fees ......................      38,773       463,730      30,272      81,465         917,115      54,201        9,235
Dividend disbursing and transfer agent
    fees and expenses ................       2,486        44,940       6,147       6,446         144,114      10,599        1,536
Distribution expense .................      35,699       249,480      42,703      66,931         498,083      33,007        6,774
Registration fees ....................       6,166         2,790       4,404       1,080           6,786       5,050          585
Reports and statements to shareholders       3,113        19,800       6,174       9,540          27,669       7,664        1,770
Accounting and Administration ........       3,770        55,860       2,912      10,128          93,195       5,267        1,019
Professional fees ....................          --        11,300         165       3,798           8,484       1,812          120
Custodian fees and expenses ..........       1,584        10,410       1,800       2,400           5,595       3,488          637
Directors' fees ......................         336         3,900         298       1,290           4,615         355          273
Other ................................       3,228        20,125       1,754          --          53,884       9,961        1,662
                                         ---------    ----------    --------    --------    ------------    --------    ---------
                                            95,155       882,335      96,629     183,078       1,759,540     131,404       23,611
Less expenses absorbed by Delaware
    Management Company, Inc. .........     (42,164)      (84,110)    (56,601)     (1,086)       (225,825)    (18,266)      (7,889)
                                         ---------    ----------    --------    --------    ------------    --------    ---------
                                            52,991       798,225      40,028     181,992       1,533,715     113,138       15,722

NET INVESTMENT INCOME ................     372,625     4,342,387     281,366     740,441       8,969,508     514,041       88,717
                                         ---------    ----------    --------    --------    ------------    --------    ---------
NET REALIZED AND UNREALIZED GAIN
    ON INVESTMENTS:
Net realized gain on investments .....     155,750       584,755      22,458     155,188       1,106,276      71,066       28,618
Net change in unrealized appreciation/
    depreciation of investments ......     (62,828)     (510,354)     24,076      66,636       1,371,640     128,516      (17,269)
                                         ---------    ----------    --------    --------    ------------    --------    ---------
NET REALIZED AND UNREALIZED GAIN
    ON INVESTMENTS ...................      92,922        74,401      46,534     221,824       2,477,916     199,582       11,349
                                         ---------    ----------    --------    --------    ------------    --------    ---------
NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ..................   $ 465,547    $4,416,788    $327,900    $962,265    $ 11,447,424    $713,623    $ 100,066
                                         =========    ==========    ========    ========    ============    ========    =========

                            See accompanying notes

28 for tax-exempt income

STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------

                                                        TAX-FREE ARIZONA FUND           TAX-FREE ARIZONA INSURED FUND
                                                 ---------------------------------    ----------------------------------
                                                      SIX MONTHS          YEAR            SIX MONTHS            YEAR
                                                     ENDED 6/30/98        ENDED          ENDED 6/30/98          ENDED
                                                     (UNAUDITED)        12/31/97          (UNAUDITED)         12/31/97
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income ......................     $     372,625      $     736,908      $   4,342,387      $   9,751,316
Net realized gain on investments ...........           155,750            174,893            584,755          2,190,476
Net change in unrealized appreciation/
    depreciation of investments ............           (62,828)           437,873           (510,354)         4,860,331
                                                 -------------      -------------      -------------      -------------
Net increase in net assets
    resulting from operations ..............           465,547          1,349,674          4,416,788         16,802,123
                                                 -------------      -------------      -------------      -------------
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income:
    A Class ................................          (280,145)          (558,716)        (4,254,910)        (9,694,062)
    B Class ................................           (82,947)          (170,145)           (79,215)          (146,915)
    C Class ................................           (10,034)            (8,986)           (13,576)           (22,575)
Excess distribution of net realized gain:
    A Class ................................                --                 --                 --                 --
    B Class ................................                --                 --                 --                 --
    C Class ................................                --                 --                 --                 --
Net realized gain from security transaction:
    A Class ................................                --            (14,835)                --                 --
    B Class ................................                --             (5,249)                --                 --
    C Class ................................                --               (446)                --                 --
                                                 -------------      -------------      -------------      -------------
                                                      (373,126)          (758,377)        (4,347,701)        (9,863,552)
                                                 -------------      -------------      -------------      -------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
    A Class ................................         1,595,981          1,713,483          3,850,770          8,703,489
    B Class ................................           819,540          1,398,191          1,164,471          1,626,775
    C Class ................................           269,346            294,389            100,022            260,791
Net asset value of shares issued upon
    reinvestment of dividends from net
    investment income and net realized
    gain on security transactions:
    A Class ................................           138,309            318,925          1,788,417          4,127,147
    B Class ................................            40,223             93,785             43,022             80,590
    C Class ................................             2,200              1,725              8,078             14,987
                                                 -------------      -------------      -------------      -------------
                                                     2,865,599          3,820,498          6,954,780         14,813,779
                                                 -------------      -------------      -------------      -------------
Cost of shares repurchased:
    A Class ................................        (1,261,692)        (1,297,760)       (12,970,044)       (42,377,224)
    B Class ................................          (251,735)        (1,423,141)          (442,137)        (1,306,416)
    C Class ................................              (371)                --            (28,725)          (172,902)
                                                 -------------      -------------      -------------      -------------
                                                    (1,513,798)        (2,720,901)       (13,440,906)       (43,856,542)
                                                 -------------      -------------      -------------      -------------
Increase (decrease) in net assets derived
    from capital share transactions ........         1,351,801          1,099,597         (6,486,126)       (29,042,763)
                                                 -------------      -------------      -------------      -------------
NET INCREASE (DECREASE)
    IN NET ASSETS ..........................         1,444,222          1,690,894         (6,417,039)       (22,104,192)

NET ASSETS:
Beginning of period ........................        14,959,325         13,268,431        190,818,171        212,922,363
                                                 -------------      -------------      -------------      -------------
End of period ..............................     $  16,403,547      $  14,959,325      $ 184,401,132      $ 190,818,171
                                                 =============      =============      =============      =============

                              [RESTUBBED TABLE]

                                                     TAX-FREE CALIFORNIA FUND       TAX-FREE CALIFORNIA INSURED FUND
                                                 -------------------------------    --------------------------------
                                                    SIX MONTHS           YEAR           SIX MONTHS          YEAR
                                                   ENDED 6/30/98         ENDED         ENDED 6/30/98        ENDED
                                                    (UNAUDITED)        12/31/97         (UNAUDITED)        12/31/97
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income ......................     $    281,366      $    251,678      $    740,441      $  1,660,243
Net realized gain on investments ...........           22,458            28,148           155,188           654,098
Net change in unrealized appreciation/
    depreciation of investments ............           24,076           362,074            66,636           902,169
                                                 ------------      ------------      ------------      ------------
Net increase in net assets
    resulting from operations ..............          327,900           641,900           962,265         3,216,510
                                                 ------------      ------------      ------------      ------------
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income:
    A Class ................................         (121,574)         (114,672)         (602,458)       (1,392,469)
    B Class ................................         (155,701)         (132,136)         (128,627)         (281,777)
    C Class ................................           (4,091)           (5,490)           (9,356)           (4,187)
Excess distribution of net realized gain:
    A Class ................................               --           (11,448)               --                --
    B Class ................................               --           (17,988)               --                --
    C Class ................................               --              (547)               --                --
Net realized gain from security transaction:
    A Class ................................               --                --                --                --
    B Class ................................               --                --                --                --
    C Class ................................               --                --                --                --
                                                 ------------      ------------      ------------      ------------
                                                     (281,366)         (282,281)         (740,441)       (1,678,433)
                                                 ------------      ------------      ------------      ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
    A Class ................................        1,226,232         3,495,750           862,002         1,433,773
    B Class ................................        2,626,580         4,742,287           361,553           663,450
    C Class ................................          610,869            88,101             6,263           411,903
Net asset value of shares issued upon
    reinvestment of dividends from net
    investment income and net realized
    gain on security transactions:
    A Class ................................           82,800            83,762           250,398           600,374
    B Class ................................           43,677            41,269            44,743           115,298
    C Class ................................            3,367             6,496             1,938             3,770
                                                 ------------      ------------      ------------      ------------
                                                    4,593,525         8,457,665         1,526,897         3,228,568
                                                 ------------      ------------      ------------      ------------
Cost of shares repurchased:
    A Class ................................         (406,669)         (553,808)       (2,891,310)       (6,896,123)
    B Class ................................         (164,614)          (79,383)         (539,477)       (1,165,654)
    C Class ................................               --           (86,695)          (30,386)               --
                                                 ------------      ------------      ------------      ------------
                                                     (571,283)         (719,886)       (3,461,173)       (8,061,777)
                                                 ------------      ------------      ------------      ------------
Increase (decrease) in net assets derived
    from capital share transactions ........        4,022,242         7,737,779        (1,934,276)       (4,833,209)
                                                 ------------      ------------      ------------      ------------
NET INCREASE (DECREASE)
    IN NET ASSETS ..........................        4,068,776         8,097,398        (1,712,452)       (3,295,132)

NET ASSETS:
Beginning of period ........................       10,069,875         1,972,477        34,028,062        37,323,194
                                                 ------------      ------------      ------------      ------------
End of period ..............................     $ 14,138,651      $ 10,069,875      $ 32,315,610      $ 34,028,062
                                                 ============      ============      ============      ============

                            See accompanying notes
                                                       for tax-exempt income 29
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
------------------------------------------------------------------------------

                                                        TAX-FREE COLORADO FUND    TAX-FREE NEW MEXICO FUND    TAX-FREE UTAH FUND
                                                       -------------------------- ------------------------- ----------------------
                                                         SIX MONTHS       YEAR       SIX MONTHS      YEAR     SIX MONTHS     YEAR
                                                        ENDED 6/30/98    ENDED      ENDED 6/30/98   ENDED   ENDED 6/30/98   ENDED
                                                         (UNAUDITED)    12/31/97     (UNAUDITED)   12/31/97  (UNAUDITED)  12/31/97
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income ................................ $  8,969,508  $ 18,751,211  $   514,041  $ 1,021,240 $   88,717 $   197,470
Net realized gain on investments .....................    1,106,276     4,504,945       71,066      272,561     28,618      57,047
Net change in unrealized appreciation/depreciation
    of investments ...................................    1,371,640    15,302,638      128,516      651,320    (17,269)    111,041
                                                       ------------  ------------  -----------  ----------- ---------- -----------
Net increase in net assets resulting from operations .   11,447,424    38,558,794      713,623    1,945,121    100,066     365,558
                                                       ------------  ------------  -----------  ----------- ---------- -----------
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income:
    A Class ..........................................   (8,753,214)  (18,996,568)    (482,226)    (994,922)   (76,767)   (178,847)
    B Class ..........................................     (177,825)     (263,048)     (25,173)     (38,815)   (11,950)    (20,903)
    C Class ..........................................      (38,470)      (73,064)      (6,643)     (12,451)        --          --
                                                       ------------  ------------  -----------  ----------- ---------- -----------
                                                         (8,969,509)  (19,332,680)    (514,042)  (1,046,188)   (88,717)   (199,750)
                                                       ------------  ------------  -----------  ----------- ---------- -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
    A Class ..........................................   15,683,343    24,861,682    2,651,125    1,142,996    104,319     199,784
    B Class ..........................................    1,712,288     3,577,245      493,283      316,181     32,104     133,701
    C Class ..........................................      421,562       556,067       35,066       96,958         --          --
Net asset value of shares issued upon reinvestment
    of dividends from net investment income and net
    realized gain on security transactions:
    A Class ..........................................    5,622,399    12,735,946      260,964      546,725     23,903      61,141
    B Class ..........................................      137,254       223,373       15,082       22,585      8,923      18,642
    C Class ..........................................       33,642        68,964        6,232       12,667         --          --
                                                       ------------  ------------  -----------  ----------- ---------- -----------
                                                         23,610,488    42,023,277    3,461,752    2,138,112    169,249     413,268
                                                       ------------  ------------  -----------  ----------- ---------- -----------
Cost of shares repurchased:
    A Class ..........................................  (26,900,727)  (56,711,281)    (894,522)  (3,709,704)  (506,429) (1,040,871)
    B Class ..........................................     (134,469)     (535,127)          (6)    (109,361)        --     (15,563)
    C Class ..........................................     (244,845)     (537,497)          --     (148,298)        --          --
                                                       ------------  ------------  -----------  ----------- ---------- -----------
                                                        (27,280,041)  (57,783,905)    (894,528)  (3,967,363)  (506,429) (1,056,434)
                                                       ------------  ------------  -----------  ----------- ---------- -----------
Increase (decrease) in net assets derived from capital
    share transactions ...............................   (3,669,553)  (15,760,628)   2,567,224   (1,829,251)  (337,180)   (643,166)
                                                       ------------  ------------  -----------  ----------- ---------- -----------

NET INCREASE (DECREASE) IN NET ASSETS ................   (1,191,638)    3,465,486    2,766,805     (930,318)  (325,831)   (477,358)

NET ASSETS:
Beginning of period ..................................  367,488,122   364,022,636   20,338,436   21,268,754  3,780,649   4,258,007
                                                       ------------  ------------  -----------  ----------- ---------- -----------
End of period ........................................ $366,296,484  $367,488,122  $23,105,241  $20,338,436 $3,454,818 $ 3,780,649
                                                       ============  ============  ===========  =========== ========== ===========

                            See accompanying notes

30 for tax-exempt income
Financial Highlights
------------------------------------------------------------------------------

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                      TAX-FREE ARIZONA FUND - CLASS A
                                             ------------------------------------------
                                              SIX MONTHS                          PERIOD
                                                ENDED                 YEAR         FROM
                                                6/30/98              ENDED       3/2/95(2)TO
                                             (UNAUDITED)(1) 12/31/97(5) 12/31/96  12/31/95
Net asset value, beginning of period ......... $11.140       $10.700    $10.750   $10.000

Income from investment operations:
Net investment income ........................   0.273         0.589      0.580     0.460
Net realized and unrealized gain
(loss) from investments ......................   0.070         0.455     (0.010)    0.840
                                               -------       -------    -------   -------
Net change in net assets from
investment operations ........................   0.343         1.044      0.570     1.300
                                               -------       -------    -------   -------
Less dividends and distributions:
Dividends from net investment income .........  (0.273)       (0.589)    (0.580)   (0.460)
Distributions from net realized gain
on security transactions .....................       -        (0.015)    (0.040)   (0.090)
                                               -------       -------    -------   -------
Total dividends and distributions ............  (0.273)       (0.604)    (0.620)   (0.550)
                                               -------       -------    -------   -------

Net asset value, end of period ............... $11.210       $11.140    $10.700   $10.750
                                               =======       =======    =======   =======

Total Return(3)...............................   3.19%        10.07%      5.48%     13.27%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ...... $11,457       $10,916    $ 9,755   $ 6,225
Ratio of expenses to average net assets ......    0.47         0.48%      0.46%      0.52%(4)
Ratio of expenses to average net assets prior
to expense limitation ........................   1.02%         1.08%      1.25%      1.25%(4)
Ratio of net investment income to
average net assets ...........................   5.07%         5.42%      5.43%      5.19%(4)
Ratio of net investment income to average
net assets prior to expense limitation .......   4.52%         4.82%      4.64%      4.46%(4)
Portfolio turnover ...........................    118%           39%        70%        38%

[RESTUBBED]

                                                   TAX-FREE ARIZONA FUND - CLASS B
                                                 ------------------------------------------
                                                 SIX MONTHS                         PERIOD
                                                  ENDED                YEAR           FROM
                                                  6/30/98              ENDED      6/29/95(2) TO
                                               UNAUDITED)(1)  12/31/97(5) 12/31/96  12/31/95
Net asset value, beginning of period .........    $11.140      $10.690   $10.740  $ 10.300

Income from investment operations:
Net investment income ........................      0.238        0.502     0.510     0.260
Net realized and unrealized gain
(loss) from investments ......................      0.061        0.469    (0.010)    0.530
                                                  -------      -------   -------  --------
Net change in net assets from
investment operations ........................      0.299        0.971     0.500     0.790
                                                  -------      -------   -------  --------
Less dividends and distributions:
Dividends from net investment income .........     (0.239)      (0.506)   (0.510)   (0.260)
Distributions from net realized gain
on security transactions .....................          -       (0.015)   (0.040)   (0.090)
                                                  -------      -------   -------  --------
Total dividends and distributions ............     (0.239)      (0.521)   (0.550)   (0.350)
                                                  -------      -------   -------  --------

Net asset value, end of period ...............    $11.200      $11.140   $10.690  $ 10.740
                                                  =======      =======   =======  ========

Total Return(3)...............................       2.71%        9.34%     4.84%     7.74%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ......    $ 4,340      $ 3,711   $ 3,491  $  1,629
Ratio of expenses to average net assets ......       1.22%        1.22%     1.11%     0.99%(4)
Ratio of expenses to average net assets prior
to expense limitation ........................       1.77%        1.82%     2.00%     2.00%(4)
Ratio of net investment income to
average net assets ...........................       4.32%        4.68%     4.77%     4.60%(4)
Ratio of net investment income to average
net assets prior to expense limitation .......       3.77%        4.08%     3.88%     3.59%(4)
Portfolio turnover ...........................        118%          39%       70%       38%

----------------
(1) Ratios have been annualized and the total returns have not been annualized.
(2) Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur
    Fund Managers, Inc. as the Fund's investment manager.

                            See accompanying notes
                                                       for tax-exempt income 31
Financial Highlights (Continued)
------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                         TAX-FREE ARIZONA FUND - CLASS C
                                                                                ----------------------------------------------
                                                                                 SIX MONTHS                           PERIOD
                                                                                    ENDED                              FROM
                                                                                  6/30/98           YEAR ENDED     5/13/95(2) TO
                                                                                (UNAUDITED)(1) 12/31/97(5) 12/31/96  12/31/95
Net asset value, beginning of period ............................................   $11.160    $ 10.710   $ 10.760    $10.200

Income from investment operations:
      Net investment income .....................................................     0.235       0.534      0.500      0.300
      Net realized and unrealized gain (loss) from investments ..................     0.078       0.437     (0.010)     0.650
                                                                                    -------    --------   --------    -------
      Net change in net assets from investment operations .......................     0.313       0.971      0.490      0.950
                                                                                    -------    --------   --------    -------
Less dividends and distributions:
      Dividends from net investment income ......................................    (0.243)     (0.506)    (0.500)    (0.300)
      Distributions from net realized gain on security transactions .............        --      (0.015)    (0.040)    (0.090)
                                                                                    -------    --------   --------    -------
      Total dividends and distributions .........................................    (0.243)     (0.521)    (0.540)    (0.390)
                                                                                    -------    --------   --------    -------

Net asset value, end of period ..................................................   $11.230    $ 11.160   $ 10.710    $10.760
                                                                                    =======    ========   ========    =======

Total Return(3)..................................................................     2.80%       9.32%      4.70%      9.43%

Ratios and supplemental data:
      Net assets, end of period (000 omitted) ...................................   $    54    $    332   $     23    $    27
      Ratio of expenses to average net assets ...................................     1.22%       1.23%      1.21%    1.20%(4)
      Ratio of expenses to average net assets prior to expense limitation .......     1.77%       1.83%      2.00%    2.00%(4)
      Ratio of net investment income to average net assets ......................     4.32%       4.67%      4.68%    4.65%(4)
      Ratio of net investment income to average net assets prior to
       expense limitation........................................................     3.77%       4.07%      3.89%    3.85%(4)
      Portfolio turnover ........................................................      118%         39%        70%      38%

(1) Ratios have been annualized and the total returns have not been annualized.
(2) Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur
    Fund Managers, Inc. as the Fund's investment manager.

                            See accompanying notes

32 for tax-exempt income

------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                    TAX-FREE ARIZONA INSURED FUND - CLASS A
                                                ----------------------------------------------------------------------------
                                                 SIX MONTHS
                                                   ENDED
                                                  6/30/98                                  YEAR ENDED
                                                (UNAUDITED)(1)    12/31/97(5)  12/31/96     12/31/95   12/31/94     12/31/93
Net asset value, beginning of period ............ $ 11.470         $ 11.060   $ 11.150     $  9.860     $11.310     $ 10.710

Income from investment operations:
  Net investment income .........................    0.267            0.548      0.530        0.540       0.550        0.580
  Net realized and unrealized gain
   (loss) from investments ......................    0.001            0.416     (0.090)       1.310      (1.370)       0.740
                                                  --------         --------   --------     --------     -------     --------
  Net change in net assets from
   investment operations ........................    0.268            0.964      0.440        1.850      (0.820)       1.320
                                                  --------         --------   --------     --------     -------     --------
Less dividends and distributions:
  Dividends from net investment income ..........   (0.268)          (0.554)    (0.530)      (0.560)     (0.530)      (0.580)
  Distributions from net realized gain
   on security transactions .....................        -                -          -            -      (0.040)      (0.140)
  In excess of net realized gains ...............        -                -          -            -      (0.060)           -
                                                  --------         --------   --------     --------     -------     --------
  Total dividends and distributions .............   (0.268)          (0.554)    (0.530)      (0.560)     (0.630)      (0.720)
                                                  --------         --------   --------     --------     -------     --------

Net asset value, end of period .................. $ 11.470         $ 11.470   $ 11.060     $ 11.150    $  9.860     $ 11.310
                                                  ========         ========   ========     ========     =======     ========
Total Return(3) .................................    2.36%            8.96%      4.09%       19.10%      (7.41%)      12.64%

Ratios and supplemental data:
  Net assets, end of period
   (000 omitted) ................................ $179,220         $186,485   $209,258     $238,114    $231,736     $263,312
  Ratio of expenses to average
   net assets ...................................    0.84%            0.84%      0.82%        0.69%       0.72%        0.59%
  Ratio of expenses to average net
   assets prior to expense limitation ...........    0.93%            0.89%      0.95%        0.95%       0.92%        1.03%
  Ratio of net investment income to
   average net assets ...........................    4.70%            4.92%      4.89%        5.07%       5.20%        5.00%
  Ratio of net investment income to
   average net assets prior to
   expense limitation ...........................    4.61%            4.87%      4.76%        4.81%       5.00%        4.56%
  Portfolio turnover ............................      20%              42%        42%          42%         25%          33%

                              [RESTUBBED TABLE]

                                                      TAX-FREE ARIZONA INSURED FUND - CLASS B
                                                 ---------------------------------------------------
                                                 SIX MONTHS                                  PERIOD
                                                   ENDED                                     FROM
                                                  6/30/98             YEAR ENDED         3/10/95(2) TO
                                                (UNAUDITED)(1) 12/31/97(5)    12/31/96     12/31/95
Net asset value, beginning of period ...........    $11.460      $11.050       $11.140      $10.440

Income from investment operations:
  Net investment income ........................      0.224        0.455         0.450        0.380
  Net realized and unrealized gain
   (loss) from investments .....................      0.011        0.414        (0.090)       0.690
                                                    -------      -------       -------      -------
  Net change in net assets from
   investment operations .......................      0.235        0.869         0.360        1.070
                                                    -------      -------       -------      -------
Less dividends and distributions:
  Dividends from net investment income .........     (0.225)      (0.459)       (0.450)      (0.370)
  Distributions from net realized gain
   on security transactions ....................          -            -             -            -
  In excess of net realized gains ..............          -            -             -            -
                                                    -------      -------       -------      -------
  Total dividends and distributions ............     (0.225)      (0.459)       (0.450)      (0.370)
                                                    -------      -------       -------      -------

Net asset value, end of period .................    $11.470      $11.460       $11.050      $11.140
                                                    =======      =======       =======      =======
Total Return(3) ................................      2.07%        8.06%         3.32%       10.36%

Ratios and supplemental data:
  Net assets, end of period
   (000 omitted) ...............................    $ 4,425      $ 3,657       $ 3,110      $ 2,048
  Ratio of expenses to average
   net assets ..................................      1.59%        1.65%         1.59%      1.33%(4)
  Ratio of expenses to average net
   assets prior to expense limitation ..........      1.68%        1.70%         1.70%      1.60%(4)
  Ratio of net investment income to
   average net assets ..........................      3.95%        4.11%         4.11%      4.08%(4)
  Ratio of net investment income to
   average net assets prior to
   expense limitation ..........................      3.86%        4.06%         4.00%      3.81%(4)
  Portfolio turnover ...........................        20%          42%           42%          42%

(1) Ratios have been annualized and the total returns have not been nnualized.
(2) Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur
    Fund Managers, Inc. as the Fund's investment manager.

                            See accompanying notes
                                                       for tax-exempt income 33

------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                    TAX-FREE ARIZONA INSURED FUND - CLASS C
                                                                         ----------------------------------------------------------
                                                                          SIX MONTHS                                      PERIOD
                                                                             ENDED                                         FROM
                                                                            6/30/98              YEAR ENDED            5/26/94(2) TO
                                                                        (UNAUDITED)(1) 12/31/97(5) 12/31/96   12/31/95   12/31/94
Net asset value, beginning of period ..................................... $  11.470  $  11.060  $  11.150  $   9.860   $ 10.480

Income from investment operations:
    Net investment income ................................................     0.225      0.456      0.430      0.450      0.270
    Net realized and unrealized gain (loss) from investments .............        --      0.414     (0.090)     1.310     (0.560)
                                                                           ---------  ---------  ---------  ---------   --------
    Net change in net assets from investment operations ..................     0.225      0.870      0.340      1.760     (0.290)
                                                                           ---------  ---------  ---------  ---------   --------

Less dividends and distributions:
    Dividends from net investment income .................................    (0.225)    (0.460)    (0.430)    (0.470)    (0.250)
    Distributions from net realized gain on security transactions ........        --         --         --         --     (0.040)
    In excess of net realized gains ......................................        --         --         --         --     (0.040)
                                                                           ---------  ---------  ---------  ---------   --------
    Total dividends and distributions ....................................    (0.225)    (0.460)    (0.430)    (0.470)    (0.330)
                                                                           ---------  ---------  ---------  ---------   --------

Net asset value, end of period ........................................... $  11.470  $  11.470  $  11.060  $  11.150   $  9.860
                                                                           =========  =========  =========  =========   ========

Total Return(3) ..........................................................     1.98%      8.05%      3.18%     18.10%     (2.84%)

Ratios and supplemental data:
    Net assets, end of period (000 omitted) .............................. $     756  $     675  $     554  $     541   $    326
    Ratio of expenses to average net assets ..............................     1.59%      1.65%      1.70%      1.54%    1.50%(4)
    Ratio of expenses to average net assets prior to expense limitation...     1.68%      1.70%      1.70%      1.69%    1.71%(4)
    Ratio of net investment income to average net assets .................     3.95%      4.11%      4.01%      4.18%    4.10%(4)
    Ratio of net investment income to average net assets
      prior to expense limitation ........................................     3.86%      4.06%      4.01%      4.03%    3.89%(4)
    Portfolio turnover ...................................................       20%        42%        42%        42%        25%

------------------
(1) Ratios have been annualized and the total returns have not been annualized.
(2) Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur
    Fund Managers, Inc. as the Fund's investment manager.

                            See accompanying notes

34 for tax-exempt income

------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                             TAX-FREE CALIFORNIA FUND - CLASS A
                                               --------------------------------------------------------

                                                SIX MONTHS                                    PERIOD
                                                   ENDED                                       FROM
                                                  6/30/98              YEAR ENDED          3/2/95(2) TO
                                               (UNAUDITED)(1)  12/31/97(5)     12/31/96      12/31/95
Net asset value, beginning of period              $11.050        $10.430       $10.640        $10.000

Income from investment operations:
    Net investment income                           0.290          0.590         0.600          0.470
    Net realized and unrealized gain
     (loss) from investments                        0.036          0.665        (0.180)         0.700
                                                  -------       --------       -------        -------
    Net change in net assets from
      investment operations                         0.326          1.255         0.420          1.170
                                                  -------       --------       -------        -------
Less dividends and distributions:
    Dividends from net investment income           (0.286)        (0.595)       (0.600)        (0.470)
    Distributions from net realized
     gain on security transactions                      -         (0.040)       (0.030)        (0.060)
                                                  -------       --------       -------        -------
    Total dividends and distributions              (0.286)        (0.635)       (0.630)        (0.530)
                                                  -------       --------       -------        -------

Net asset value, end of period                    $11.090        $11.050       $10.430        $10.640
                                                  =======       ========       =======        =======

Total Return(3)                                     2.98%         12.43%         4.21%         11.97%

Ratios and supplemental data:
    Net assets, end of period (000 omitted)       $ 5,309        $ 4,385       $ 1,218        $ 1,012
    Ratio of expenses to average net assets         0.22%          0.13%         0.27%        0.46%(4)
    Ratio of expenses to average net assets
     prior to expense limitation                    1.16%          1.19%         1.25%        1.22%(4)
    Ratio of net investment income to
     average net assets                             5.13%          5.32%         5.71%        5.57%(4)
    Ratio of net investment income to
    average net assets prior
     to expense limitation                          4.19%          4.26%         4.73%        4.81%(4)
    Portfolio turnover                                68%            17%            8%            40%


                              [RESTUBBED TABLE]

                                                               TAX-FREE CALIFORNIA FUND - CLASS B
                                                 --------------------------------------------------------

                                                    SIX MONTHS                                     PERIOD
                                                      ENDED                                         FROM
                                                     6/30/98              YEAR ENDED            8/23/95(2) TO
                                                  (UNAUDITED)(1)  12/31/97(5)      12/31/96        12/31/95
Net asset value, beginning of period                  $11.080        $10.440       $10.650         $ 9.960

Income from investment operations:
    Net investment income                               0.245          0.520         0.560           0.200
    Net realized and unrealized gain
     (loss) from investments                            0.040          0.688        (0.180)          0.740
                                                     --------       --------      --------         -------
    Net change in net assets from
      investment operations                             0.285          1.208         0.380           0.940
                                                     --------       --------      --------         -------
Less dividends and distributions:
    Dividends from net investment income               (0.245)        (0.528)       (0.560)         (0.190)
    Distributions from net realized
     gain on security transactions                      0.000         (0.040)       (0.030)         (0.060)
                                                     --------       --------      --------         -------
    Total dividends and distributions                  (0.245)        (0.568)       (0.590)         (0.250)
                                                     --------       --------      --------         -------

Net asset value, end of period                        $11.120        $11.080       $10.440         $10.650
                                                     ========       ========      ========         =======

Total Return(3)                                         2.58%         11.91%         3.77%           9.52%

Ratios and supplemental data:
    Net assets, end of period (000 omitted)           $ 8,106        $ 5,576       $   660         $   128
    Ratio of expenses to average net assets             0.97%          0.80%         0.50%         0.60%(4)
    Ratio of expenses to average net assets
     prior to expense limitation                        1.91%          1.86%         2.00%         1.93%(4)
    Ratio of net investment income to
     average net assets                                 4.38%          4.65%         5.34%         5.33%(4)
    Ratio of net investment income to
    average net assets prior
     to expense limitation                              3.44%          3.59%         3.84          4.00%(4)
    Portfolio turnover                                    68%            17%           8%              40%


(1) Ratios have been annualized and the total returns have not been annualized.
(2) Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur
    Fund Managers, Inc. as the Fund's investment manager.

                            See accompanying notes
                                                       for tax-exempt income 35

------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                TAX-FREE CALIFORNIA FUND - CLASS C
                                                                        ------------------------------------------------
                                                                         SIX MONTHS                            PERIOD
                                                                            ENDED             YEAR              FROM
                                                                           6/30/98            ENDED         4/9/96(2) TO
                                                                        (UNAUDITED)(1)     12/31/97(5)        12/31/96
Net asset value, beginning of period ................................     $  11.050         $ 10.420         $ 10.070

Income from investment operations:
  Net investment income .............................................         0.260            0.487            0.370
  Net realized and unrealized gain (loss) from investments ..........         0.025            0.696            0.380
                                                                          ---------         --------         --------
  Net change in net assets from investment operations ...............         0.285            1.183            0.750
                                                                          ---------         --------         --------
Less dividends and distributions:
  Dividends from net investment income ..............................        (0.245)          (0.513)          (0.370)
  Distributions from net realized gain on security transactions .....        --               (0.040)          (0.030)
                                                                          ---------         --------         --------
  Total dividends and distributions .................................        (0.245)          (0.553)          (0.400)
                                                                          ---------         --------         --------

Net asset value, end of period ......................................     $  11.090         $ 11.050         $ 10.420
                                                                          =========         ========         ========

Total Return(3) .....................................................         2.60%           11.69%            7.58%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...........................     $     724         $    109         $     94
  Ratio of expenses to average net assets ...........................         0.97%            0.87%          0.78%(4)
  Ratio of expenses to average net assets prior to expense limitation         1.91%            1.93%          2.00%(4)
  Ratio of net investment income to average net assets ..............         4.38%            4.58%          5.13%(4)
  Ratio of net investment income to average net assets prior
   to expense limitation ............................................         3.44%            3.52%          3.91%(4)
  Portfolio turnover ................................................           68%              17%               8%

---------------
(1) Ratios have been annualized and the total returns have not been annualized.
(2) Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                            See accompanying notes

36 for tax-exempt income

------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                              TAX-FREE CALIFORNIA INSURED FUND CLASS A
                                                         --------------------------------------------------------------------------
                                                           SIX MONTHS                                     TWO MONTHS        YEAR
                                                          ENDED 6/30/98             YEAR ENDE                ENDED         ENDED
                                                         (UNAUDITED)(1) 12/31/97(5)  12/31/96   12/31/95   12/31/94       12/31/94
Net asset value, beginning of period ...................   $  10.980   $  10.500   $  10.650   $  9.330   $  9.510      $  11.080

Income from investment operations:
    Net investment income ..............................       0.257       0.513       0.520      0.530      0.100          0.550
    Net realized and unrealized gain (loss)
      from investments .................................       0.070       0.486      (0.150)     1.340     (0.180)        (1.520)
                                                           ---------   ---------   ---------   --------   --------      ---------
    Net change in net assets from investment operations        0.327       0.999       0.370      1.870     (0.080)        (0.970)
                                                           ---------   ---------   ---------   --------   --------      ---------

Less dividends and distributions:
    Dividends from net investment income ...............      (0.257)     (0.519)     (0.520)    (0.550)    (0.090)        (0.540)
    Distributions from net realized gain on
      security transactions ............................          --          --          --         --     (0.010)        (0.060)
                                                           ---------   ---------   ---------   --------   --------      ---------
    Total dividends and distributions ..................      (0.257)     (0.519)     (0.520)    (0.550)    (0.100)        (0.600)
                                                           ---------   ---------   ---------   --------   --------      ---------

Net asset value, end of period .........................   $  11.050   $  10.980   $  10.500   $ 10.650   $  9.330      $   9.510
                                                           =========   =========   =========   ========   ========      =========

Total Return(3)  .......................................       3.01%       9.78%       3.63%     20.51%     (0.84%)        (8.97%)

Ratios and supplemental data:
    Net assets, end of period (000 omitted) ............   $  25,319   $  26,923   $  30,551   $ 33,860   $27,99(4)     $  27,282
    Ratio of expenses to average net assets ............       0.96%       0.99%       0.82%      0.70%    0.10%(4)         0.20%
    Ratio of expenses to average net assets prior to
      expense limitation ...............................       0.96%       1.02%       1.01%      1.02%    1.24%(4)         1.25%
    Ratio of net investment income to average net assets       4.71%       4.85%       5.05%      5.23%    6.30%(4)         5.37%
    Ratio of net investment income to average net assets
      prior to expense limitation ......................       4.71%       4.82%       4.86%      4.91%    5.16%(4)         4.32%
    Portfolio turnover .................................         41%         63%         55%       107%         7%            18%

(1) Ratios have been annualized and the total returns have not been annualized.
(2) Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                            See accompanying notes
                                                       for tax-exempt income 37

------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                  TAX-FREE CALIFORNIA INSURED FUND CLASS B
                                       -----------------------------------------------------------------------------
                                         SIX MONTHS                                             TWO        PERIOD
                                            ENDED                                             MONTHS        FROM
                                           6/30/98                 YEAR ENDED                  ENDED      3/1/94(2) TO
                                       (UNAUDITED)(1) 12/31/97(5)   12/31/96     12/31/95     12/31/94     10/31/94
Net asset value,
  beginning of period ................... $10.990      $10.500      $10.650       $9.330       $9.510       $10.680

Income from investment operations:
  Net investment income .................   0.217        0.457        0.480        0.500        0.080         0.310
  Net realized and unrealized gain
    (loss) from investments .............   0.069        0.495       (0.150)       1.330       (0.170)       (1.160)
                                          -------      -------      -------       ------      -------       -------
  Net change in net assets from
    investment operations ...............   0.286        0.952        0.330        1.830       (0.090)       (0.850)
                                          -------      -------      -------       ------      -------       -------

Less dividends and distributions:
  Dividends from net
    investment income. ..................  (0.216)      (0.462)      (0.480)      (0.510)      (0.080)       (0.300)
  Distributions from net realized gain
    on security transactions ............       -            -            -            -       (0.010)       (0.020)
                                          -------      -------      -------       ------      -------       -------
  Total dividends and distributions .....  (0.216)      (0.462)      (0.480)      (0.510)      (0.090)       (0.320)
                                          -------      -------      -------       ------      -------       -------

Net asset value, end of period            $11.060      $10.990      $10.500      $10.650       $9.330        $9.510
                                          =======      =======      =======       ======      =======       =======

Total Return(3) .........................   2.63%        9.29%        3.22%       20.01%       (0.92%)        (7.93%)

Ratios and supplemental data:
  Net assets, end of period
    (000 omitted) .......................  $6,540       $6,629       $6,717       $6,029       $2,219        $1,427
  Ratio of expenses to average
    net assets ..........................   1.71%        1.53%        1.21%        1.10%         0.57%(4)      0.73%(4)
  Ratio of expenses to average net
    assets prior to expense limitation ..   1.71%        1.56%        1.76%        1.75%         1.94%(4)      1.95%(4)
  Ratio of net investment income to
    average net assets ..................   3.96%        4.31%        4.64%        4.75%         5.54%(4)      4.82%(4)
  Ratio of net investment income to
    average net assets prior to
    expense limitation ..................   3.96%        4.28%        4.09%        4.10%         4.17%(4)      3.60%(4)
  Portfolio turnover ....................     41%          63%          55%         107%            7%           18%


                              [RESTUBBED TABLE]

                                                      TAX-FREE CALIFORNIA INSURED FUND CLASS C
                                          -------------------------------------------------------
                                           SIX MONTHS                                   PERIOD
                                             ENDED                                       FROM
                                            6/30/98                YEAR ENDED         4/12/952 TO
                                          (UNAUDITED)(1)   12/31/97(5)    12/31/96      12/31/95
Net asset value,
  beginning of period .................        $10.940       $10.460      $10.650       $10.190

Income from investment operations:
  Net investment income ...............          0.215         0.485        0.440         0.250
  Net realized and unrealized gain
    (loss) from investments ...........          0.071         0.432       (0.190)        0.530
                                               -------       -------      -------       -------
  Net change in net assets from
    investment operations .............          0.286         0.917        0.250         0.780
                                               -------       -------      -------       -------

Less dividends and distributions:
  Dividends from net
    investment income. ................         (0.216)       (0.437)      (0.440)       (0.320)
  Distributions from net realized gain
    on security transactions ..........              -             -            -             -
                                               -------       -------      -------       -------
  Total dividends and distributions ...         (0.216)       (0.437)      (0.440)       (0.320)
                                               -------       -------      -------       -------

Net asset value, end of period                 $11.010       $10.940      $10.460       $10.650
                                               =======       =======      =======       =======

Total Return(3) .......................          2.64%         8.98%        2.47%         7.77%

Ratios and supplemental data:
  Net assets, end of period
    (000 omitted) .....................           $457          $476          $55           $53
  Ratio of expenses to average
    net assets ........................          1.71%         1.71%        1.58%       1.53%(4)
  Ratio of expenses to average net
    assets prior to expense limitation           1.71%         1.74%        1.77%       1.77%(4)
  Ratio of net investment income to
    average net assets ................          3.96%         4.13%        4.02%       4.25%(4)
  Ratio of net investment income to
    average net assets prior to
    expense limitation ................          3.96%         4.10%        3.83%       4.01%(4)
  Portfolio turnover ..................            41%           63%          55%          107%


-----------------
(1) Ratios have been annualized and the total returns have not been annualized.
(2) Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur
    Fund Managers, Inc. as the Fund's investment manager.

                            See accompanying notes

38 for tax-exempt income

------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                            TAX-FREE COLORADO FUND CLASS A
                                                        --------------------------------------------------------------------
                                                         SIX MONTHS                             YEAR
                                                        ENDED 6/30/98                           ENDED
                                                        (UNAUDITED)(1) 12/31/97(5) 12/31/96   12/31/95   12/31/94   12/31/93

Net asset value, beginning of period ...................   $ 11.380   $  10.780   $ 10.900   $  9.530   $ 11.100   $ 10.570

Income from investment operations:
    Net investment income ..............................      0.283       0.574      0.560      0.540      0.550      0.560
    Net realized and unrealized gain (loss)
      from investments .................................      0.070       0.618     (0.130)     1.380     (1.540)     0.850
                                                           --------   ---------   --------   --------   --------   --------
    Net change in net assets from investment operations       0.353       1.192      0.430      1.920     (0.990)     1.410
                                                           --------   ---------   --------   --------   --------   --------
Less dividends and distributions:
    Dividends from net investment income ...............     (0.283)     (0.592)    (0.550)    (0.550)    (0.540)    (0.560)
    Distributions from net realized gain on
      security transactions ............................         --          --         --         --     (0.040)    (0.320)
                                                           --------   ---------   --------   --------   --------   --------
    Total dividends and distributions ..................     (0.283)     (0.592)    (0.550)    (0.550)    (0.580)    (0.880)
                                                           --------   ---------   --------   --------   --------   --------

Net asset value, end of period .........................   $ 11.450   $  11.380   $ 10.780   $ 10.900   $  9.530   $ 11.100
                                                           ========   =========   ========   ========   ========   ========
Total Return(3) ........................................      3.11%      11.40%      4.08%      20.54%    (9.12%)    13.72%

Ratios and supplemental data:
    Net assets, end of period (000 omitted) ............   $354,807   $ 367,488   $358,328   $357,993   $354,138   $399,218
    Ratio of expenses to average net assets ............      0.82%       0.81%      0.78%      0.76%      0.66%      0.75%
    Ratio of expenses to average net assets prior to
      expense limitation ...............................      0.94%       0.86%      0.91%      0.93%      0.72%      0.75%
    Ratio of net investment income to average net assets      4.95%       5.25%      5.27%      5.18%      5.35%      4.97%
    Ratio of net investment income to average net assets
      prior to expense limitation ......................      4.83%       5.20%      5.14%      5.01%      5.29%      4.97%
    Portfolio turnover .................................        43%         54%        40%        82%        69%        59%

(1) Ratios have been annualized and the total returns have not been annualized.
(2) Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                            See accompanying notes
                                                      for tax-exempt income 39
Financial Highlights (Continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                    TAX-FREE COLORADO FUND CLASS B
                                          --------------------------------------------------
                                           SIX MONTHS                            PERIOD
                                              ENDED                               FROM
                                             6/30/98            YEAR ENDED     3/22/95(2)TO
                                          (UNAUDITED)(1) 12/31/97(5)  12/31/96   12/31/95
Net asset value, beginning of period        $11.380      $10.780      $10.900    $10.250

Income from investment operations:
 Net investment income ..................     0.237        0.483        0.470      0.350
 Net realized and unrealized gain (loss)
  from investments ......................     0.073        0.616       (0.130)     0.650
                                            -------      -------      -------    -------
 Net change in net assets from
  investment operations .................     0.310        1.099        0.340      1.000
                                            -------      -------      -------    -------

Less dividends and distributions:
 Dividends from net investment income ...    (0.240)      (0.499)      (0.460)    (0.350)
 Distributions from net realized gain on
  security transactions .................        --           --           --         --
                                            -------      -------      -------    -------
 Total dividends and distributions ......    (0.240)      (0.499)      (0.460)    (0.350)
                                            -------      -------      -------    -------

Net asset value, end of period ..........   $11.450      $11.380      $10.780    $10.900
                                            =======      =======      =======    =======
Total Return(3) .........................      2.73%       10.47%        3.25%      9.96%

Ratios and supplemental data:
 Net assets, end of period (000 omitted).   $ 9,569      $ 7,798      $ 4,172    $ 1,643
 Ratio of expenses to average net assets.      1.57%        1.62%        1.58%      1.39%(4)
 Ratio of expenses to average net assets.
  prior to expense limitation ...........      1.69%        1.67%        1.65%      1.60%(4)
 Ratio of net investment income to average
  net assets ............................      4.20%        4.44%        4.45%      3.96%(4)
 Ratio of net investment income to average
  net assets prior to expense limitation.      4.08%        4.39%        4.38%      3.75%(4)
 Portfolio turnover .....................        43%          54%          40%        82%

                                 [RESTUBBED]

                                                         TAX-FREE COLORADO FUND CLASS C
                                            --------------------------------------------------------
                                            SIX MONTHS                                     PERIOD
                                              ENDED                                         FROM
                                             6/30/98         YEAR ENDED                  5/6/94(2)TO
                                          (UNAUDITED)(1) 12/31/97(5)12/31/96  12/31/95   12/31/94
Net asset value, beginning of period         $11.380     $10.780     $10.900   $ 9.530    $10.210

Income from investment operations:
 Net investment income ..................      0.238       0.484       0.460     0.450      0.290
 Net realized and unrealized gain (loss)
  from investments ......................      0.082       0.615      (0.130)    1.370     (0.670)
                                             -------     -------     -------   -------    -------
 Net change in net assets from
  investment operations .................      0.320       1.099       0.330     1.820     (0.380)
                                             -------     -------     -------   -------    -------

Less dividends and distributions:
 Dividends from net investment income ...     (0.240)     (0.499)     (0.450)   (0.450)    (0.270)
 Distributions from net realized gain on
  security transactions .................         --          --          --        --     (0.030)
                                             -------     -------     -------   -------    -------
 Total dividends and distributions ......     (0.240)     (0.499)     (0.450)   (0.450)    (0.300)
                                             -------     -------     -------   -------    -------

Net asset value, end of period ..........    $11.460     $11.380     $10.780   $10.900    $ 9.530
                                             =======     =======     =======   =======    =======
Total Return(3) .........................       2.82%      10.47%       3.17%    19.44%     (3.75%)

Ratios and supplemental data:
 Net assets, end of period (000 omitted).      1,920     $ 1,697     $ 1,522   $ 1,042    $   465
 Ratio of expenses to average net assets.       1.57%       1.64%       1.66%     1.66%      1.80%(4)
 Ratio of expenses to average net assets.
  prior to expense limitation ...........       1.69%       1.69%       1.66%     1.66%      1.81%(4)
 Ratio of net investment income to average
  net assets ............................       4.20%       4.42%       4.40%     4.20%      4.23%(4)
 Ratio of net investment income to average
  net assets prior to expense limitation.       4.08%       4.37%       4.40%     4.20%      4.22%(4)
 Portfolio turnover .....................         43%         54%         40%       82%        69%

-------------
(1) Ratios have been annualized and the total returns have not been annualized.
(2) Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur
    Fund Managers, Inc. as the Fund's investment manager.

                            See accompanying notes

40 for tax-exempt income
Financial Highlights (Continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                            TAX-FREE NEW MEXICO FUND CLASS A
                                                     -------------------------------------------------------------------------------
                                                       SIX MONTHS                   YEAR                   TWO MONTHS       YEAR
                                                         ENDED                     ENDED                     ENDED         ENDED
                                                        6/30/98     12/31/97(5)   12/31/96     12/31/95     12/31/94      10/31/94
                                                     (UNAUDITED)(1)
Net asset value, beginning of period ............       $11.280      $10.790       $10.890      $ 9.590      $ 9.770       $10.920

Income from investment operations:
    Net investment income .......................         0.275        0.547         0.540        0.520        0.110         0.560
    Net realized and unrealized gain
     (loss) from investments ....................         0.109        0.503        (0.110)       1.330       (0.200)       (1.160)
                                                        -------      -------       -------       ------      -------        ------
    Net change in net assets from
     investment operations ......................         0.384        1.050         0.430        1.850       (0.090)       (0.600)
                                                        -------      -------       -------       ------      -------        ------

Less dividends and distributions:
    Dividends from net investment income ........        (0.274)      (0.560)       (0.530)      (0.550)      (0.090)       (0.550)
    Distributions from net realized gain on
     security transactions ......................            --           --            --           --           --            --
                                                        -------      -------       -------       ------      -------       -------
    Total dividends and distributions ...........        (0.274)      (0.560)       (0.530)      (0.550)      (0.090)       (0.550)
                                                        -------      -------       -------       ------      -------       -------

Net asset value, end of period ..................       $11.390      $11.280       $10.790       10.890      $ 9.590       $ 9.770
                                                        =======      =======       =======       ======      =======       =======

Total Return(3) .................................          3.43%       10.01%         4.13%       19.64%       (0.90%)       (5.56%)

Ratios and supplemental data:
    Net assets, end of period (000 omitted) .....       $21,160      $18,959       $20,133      $21,402      $19,706       $23,096
    Ratio of expenses to average net assets .....         1.00%         0.99%         0.88%        0.87%        0.06%(4)      0.29%
    Ratio of expenses to average net assets prior
     to expense limitation ......................         1.08%         1.04%         1.07%        1.09%        1.25%(4)      1.16%
    Ratio of net investment income to average
     net assets .................................         4.83%         5.00%         5.06%        5.07%        6.38%(4)      5.26%
    Ratio of net investment income to average
     net assets prior to expense limitation .....         4.75%         4.95%         4.87%        4.85%        5.19%(4)      4.39%
    Portfolio turnover ..........................           22%           28%           42%          55%           2%           22%

-------------
(1) Ratios have been annualized and the total returns have not been annualized.
(2) Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                            See accompanying notes
                                                      for tax-exempt income 41
Financial Highlights (Continued)
Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                       TAX-FREE NEW MEXICO FUND CLASS B
                                                 ------------------------------------------------------------------------------
                                                   SIX MONTHS                                       TWO MONTHS       PERIOD
                                                     ENDED                 YEAR ENDED                 ENDED           FROM
                                                    6/30/98     12/31/97(5) 12/31/96    12/31/95     12/31/94       3/1/94(2)TO
                                                 (UNAUDITED)(1)                                                      10/31/94
Net asset value, beginning of period ...........   $11.290       $10.790    $10.890      $ 9.590      $ 9.770         $10.690

Income from investment operations:
 Net investment income .........................     0.223         0.465      0.460        0.460        0.090           0.310
 Net realized and unrealized gain (loss)
  from investments .............................     0.119         0.508     (0.110)       1.320       (0.190)         (0.930)
                                                   -------       -------    -------      -------      -------         -------
 Net change in net assets from
  investment operations ........................     0.342         0.973      0.350        1.780       (0.100)         (0.620)
                                                   -------       -------    -------      -------      -------         -------
Less dividends and distributions:
 Dividends from net investment income ..........    (0.232)       (0.473)    (0.450)      (0.480)      (0.080)         (0.300)
 Distributions from net realized gain on
  security transactions ........................        --            --         --           --           --              --
                                                   -------       -------    -------      -------      -------         -------
 Total dividends and distributions .............    (0.232)       (0.473)    (0.450)      (0.480)      (0.080)         (0.300)
                                                   -------       -------    -------      -------      -------         -------

Net asset value, end of period .................   $11.400       $11.290    $10.790      $10.890      $ 9.590         $ 9.770
                                                   =======       =======    =======      =======      =======         =======

Total Return(3) ................................     3.04%         9.24%      3.39%       18.84%        (0.98%)         (5.84%)

Ratios and supplemental data:
 Net assets, end of period (000 omitted) .......   $ 1,586       $ 1,065    $   794      $   605      $   272         $   264
 Ratio of expenses to average net assets .......      1.75%         1.76%      1.61%        1.53%        0.75%(4)        0.98%(4)
 Ratio of expenses to average net assets prior
  to expense limitation ........................      1.83%         1.81%      1.82%        1.83%        2.00%(4)        1.86%(4)
 Ratio of net investment income to average
  net assets ...................................      4.08%         4.23%      4.31%        4.33%        5.60%(4)        4.57%(4)
 Ratio of net investment income to average
  net assets prior to expense limitation .......      4.00%         4.18%      4.10%        4.03%        4.35%(4)        3.69%(4)
 Portfolio turnover ............................        22%           28%        42%          55%           2%             22%

                                 [RESTUBBED]

                                                     TAX-FREEE NEW MEXICO FUND CLASS C
                                                   --------------------------------------
                                                    SIX MONTHS      YEAR        PERIOD
                                                       ENDED        ENDED        FROM
                                                      6/30/98     12/31/97(5) 5/7/96(2)TO
                                                   (UNAUDITED)(1)              12/31/96
Net asset value, beginning of period ...........      $11.280      $10.790      $10.410

Income from investment operations:
 Net investment income .........................        0.229        0.459        0.280
 Net realized and unrealized gain (loss)
  from investments .............................        0.113        0.495        0.370
                                                      -------      -------      -------
 Net change in net assets from
  investment operations ........................        0.342        0.954        0.650
                                                      -------      -------      -------
Less dividends and distributions:
 Dividends from net investment income ..........       (0.232)      (0.464)      (0.270)
 Distributions from net realized gain on
  security transactions ........................           --           --           --
                                                      -------      -------      -------
 Total dividends and distributions .............       (0.232)      (0.464)      (0.270)
                                                      -------      -------      -------

Net asset value, end of period .................      $11.390      $11.280      $10.790
                                                      =======      =======      =======

Total Return(3) ................................         3.04%        9.06%        6.30%

Ratios and supplemental data:
 Net assets, end of period (000 omitted) .......      $   359      $   315      $   341
 Ratio of expenses to average net assets .......         1.75%        1.84%        1.74%(4)
 Ratio of expenses to average net assets prior
  to expense limitation ........................         1.83%        1.89%        1.83%(4)
 Ratio of net investment income to average
  net assets ...................................         4.08%        4.15%        4.21%(4)
 Ratio of net investment income to average
  net assets prior to expense limitation .......         4.00%        4.10%        4.12%(4)
 Portfolio turnover ............................           22%          28%          42%

------------
(1) Ratios have been annualized and the total returns have not been annualized.
(2) Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                            See accompanying notes

42 for tax-exempt income
Financial Highlights (Continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                              TAX-FREE UTAH FUND CLASS A
                                        ------------------------------------------------------------------------------------
                                         SIX MONTHS                                                     TWO
                                            ENDED                                                      MONTHS          YEAR
                                           6/30/98                     YEAR ENDED                      ENDED           ENDED
                                        (UNAUDITED)(1)   12/31/97(5)    12/31/96       12/31/95       12/31/94       10/31/94
Net asset value, beginning of period...    $11.330        $10.840        $11.040        $ 9.800        $ 9.940        $11.070

Income from investment operations:
 Net investment income ................      0.280          0.565          0.550          0.590          0.100          0.600
 Net realized and unrealized gain
  (loss) from investments .............      0.040          0.495         (0.200)         1.240         (0.150)        (1.070)
                                           -------        -------        -------        -------        -------        -------
 Net change in net assets from
  investment operations ...............      0.320          1.060          0.350          1.830         (0.050)        (0.470)
                                           -------        -------        -------        -------        -------        -------

Less dividends and distributions:
 Dividends from net
  investment income ...................     (0.280)        (0.570)        (0.550)        (0.590)        (0.090)        (0.600)
 Distributions from net realized gain
  on security transactions ............         --             --             --             --             --         (0.060)
                                           -------        -------        -------        -------        -------        -------
 Total dividends and distributions ....     (0.280)        (0.570)        (0.550)        (0.590)        (0.090)        (0.660)
                                           -------        -------        -------        -------        -------        -------

Net asset value, end of period.........    $11.370        $11.330        $10.840        $11.040        $ 9.800        $ 9.940
                                           =======        =======        =======        =======        =======        =======

Total Return(3) .......................       2.82%         10.08%          3.35%         19.06%         (0.41%)        (4.50%)

Ratios and supplemental data:
 Net assets, end of period
  (000 omitted) .......................    $ 2,854        $ 3,223        $ 3,861        $ 4,142        $ 3,728        $ 4,054
 Ratio of expenses to average
  net assets ..........................       0.73%          0.69%          0.68%          0.38%          0.11%(4)       0.10%
 Ratio of expenses to average
  net assets prior to expense
  limitation ..........................       1.16%          3.12%          1.25%          1.25%          1.14%(4)       1.25%
 Ratio of net investment income to
  average net assets ..................       4.92%          5.10%          5.14%          5.51%          6.38%(4)       5.64%
 Ratio of net investment income to
  average net assets prior to expense
  limitation ..........................       4.49%          2.67%          4.57%          4.64%          5.35%(4)       4.49%
 Portfolio turnover ...................         51%            39%            39%            35%             0%             3%

                                 [RESTUBBED]

                                                      TAX-FREE UTAH FUND CLASS B
                                         --------------------------------------------------
                                          SIX MONTHS                               PERIOD
                                             ENDED                                  FROM
                                            6/30/98           YEAR ENDED        5/27/95(2)TO
                                         (UNAUDITED)(1) 12/31/97(5)  12/31/96     12/31/95
Net asset value, beginning of period...     $11.330      $10.830      $11.040      $10.630

Income from investment operations:
 Net investment income ................       0.235        0.464        0.470        0.300
 Net realized and unrealized gain
  (loss) from investments .............       0.040        0.515       (0.210)       0.390
                                            -------      -------      -------      -------
 Net change in net assets from
  investment operations ...............       0.275        0.979        0.260        0.690
                                            -------      -------      -------      -------

Less dividends and distributions:
 Dividends from net
  investment income ...................      (0.235)      (0.479)      (0.470)      (0.280)
 Distributions from net realized gain
  on security transactions ............          --           --           --           --
                                            -------      -------      -------      -------
 Total dividends and distributions ....      (0.235)      (0.479)      (0.470)      (0.280)
                                            -------      -------      -------      -------

Net asset value, end of period.........     $11.370      $11.330      $10.830      $11.040
                                            =======      =======      =======      =======

Total Return(3) .......................        2.45%        9.28%        2.47%        6.60%

Ratios and supplemental data:
 Net assets, end of period
  (000 omitted) .......................     $   601      $   558      $   397      $   363
 Ratio of expenses to average
  net assets ..........................        1.48%        1.50%        1.46%        0.92%(4)
 Ratio of expenses to average
  net assets prior to expense
  limitation ..........................        1.91%        3.93%        2.00%        2.00%(4)
 Ratio of net investment income to
  average net assets ..................        4.18%        4.29%        4.34%        4.74%(4)
 Ratio of net investment income to
  average net assets prior to expense
  limitation ..........................        3.75%        1.86%        1.86%        3.66%(4)
 Portfolio turnover ...................          51%          39%          39%          35%

(1) Ratios have been annualized and the total returns have not been annualized.
(2) Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                            See accompanying notes
                                                      for tax-exempt income 43
Notes to Financial Statements
June 30, 1998 (Unaudited)

Delaware-Voyageur Tax-Free Arizona Fund (formerly Voyageur Arizona Tax Free
Fund) ("Tax-Free Arizona Fund"), a series of the Voyageur Tax Free Funds, Inc., Delaware-Voyageur Tax-Free Arizona Insured Fund (formerly Arizona Insured Tax-Free Fund)("Tax-Free Arizona Insured Fund"), a series of the Voyageur Insured Funds, Inc. Delaware-Voyageur Tax-Free California Fund (formerly Voyageur California Tax Free Fund)("Tax-Free California Fund"), a series of the Voyageur Mutual Funds, Inc., and Delaware-Voyageur Tax-Free Colorado Fund (formerly Voyageur Colorado Tax Free Fund)("Tax-Free Colorado Fund"), a series of the Voyageur Mutual Funds II, Inc., are registered under the Investment Company Act of 1940 (as amended) as open-end management investment companies. Tax-Free Arizona Insured Fund, and Tax-Free Colorado Fund are registered as diversified. Tax-Free Arizona Fund and Tax-Free California Fund are registered as non-diversified. Delaware-Voyageur Tax-Free California Insured Fund (formerly California Insured Tax Free Fund)("Tax-Free California Insured Fund"), Delaware-Voyageur Tax-Free New Mexico Fund (formerly Voyageur New Mexico Tax Free)("Tax-Free New Mexico Fund"), and Delaware-Voyageur Tax-Free Utah Fund (formerly Voyageur Utah Tax Free
Fund)("Tax-Free Utah Fund"), series of the Voyageur Investment Trust, are Massachusetts business trusts registered under the Investment Company Act of 1940 (as amended) as open-end management investment companies. Tax-Free New Mexico Fund and Tax-Free Utah Fund are registered as diversified. Tax-Free California Insured Fund is registered as non-diversified.

Tax-Free Arizona Fund, Tax-Free Arizona Insured Fund, Tax-Free California Fund, Tax-Free California Insured Fund, Tax-Free Colorado Fund, Tax-Free New Mexico Fund and Tax-Free Utah Fund, referred to separately as "Fund" or collectively as "Funds" seek high current income free from both federal and state income taxes by investing in investment grade municipal bonds. The Funds each offer 3 classes of shares. The A class carries a front-end sales charge of 3.75%. The B class carries a back-end deferred sales charge. The C class carries a level load deferred sales charge.

1. Fund Reorganization
On April 30, 1997, Lincoln National Corporation ("LNC") acquired Voyageur Fund Manager Inc.'s ("Voyageur") parent, Dougherty Financial Group, Inc. ("DFG") pursuant to an agreement and plan of merger dated January 15, 1997, in which LNC would acquire DFG including the mutual fund investment advisory business of DFG conducted by Voyageur. Upon completion of the acquisition, Delaware Management Company, Inc. ("DMC") became the investment adviser to the Funds, Delaware Distributors, L.P. ("DDLP") became the distributor for the Funds, Delaware Service Company, Inc. ("DSC") became the transfer, dividend-disbursing, shareholder servicing and accounting service and administration agent for the Funds.

2. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Other - Expenses common to all Funds within the Delaware Investments Family of Funds are allocated amongst the Funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premiums are accreted to interest income over the lives of the respective securities. The Funds declare dividends from net investment income daily and pay them monthly. Capital gains, if any, are distributed annually.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays DMC the Investment Manager of each Fund, an annual fee, which is calculated daily on the average daily net assets of each Fund.

DMC has elected to waive their fees and reimburse each Fund to the extent that annual operating expenses exclusive of distribution expenses, taxes, interest, brokerage commissions and extraordinary expenses, do not exceed the following percentages of average daily net assets through December 31, 1998.

The management fee rates, waiver rates and total expenses absorbed by DMC for the six months ended June 30, 1998 are as follows:

                                   MANAGEMENT   OPERATING EXPENSE
                                    FEE AS A     LIMITATION AS A
                                  PERCENTAGE OF   PERCENTAGE OF
                                  AVERAGE DAILY   AVERAGE DAILY   EXPENSES
                                   NET ASSETS      NET ASSETS     ABSORBED
                                   (PER ANNUM)    (PER ANNUM)      BY DMC
                                   -----------    -----------      ------
Tax-Free Arizona Fund ..........      0.50%          0.25%        $ 42,164
Tax-Free Arizona Insured Fund ..      0.50%          0.66%        $ 84,110
Tax-Free California Fund .......      0.50%          0.00%        $ 56,601
Tax-Free California Insured Fund      0.50%          0.75%        $  1,086
Tax-Free Colorado Fund .........      0.50%          0.62%        $225,825
Tax-Free New Mexico Fund .......      0.50%          0.75%        $ 18,266
Tax-Free Utah Fund .............      0.50%          0.60%        $  7,889

44 for tax-exempt income
Notes to Financial Statements (Continued)

The Funds have engaged DSC, an affiliate of DMC, to serve as dividend disbursing, transfer agent and accounting and administration agent for each the Fund. For the six months ended June 30, 1998, the amounts expensed for each Fund were as follows:

                                                  TAX-FREE                TAX-FREE                 TAX-FREE
                                        TAX-FREE  ARIZONA     TAX-FREE  CALIFORNIA     TAX-FREE      NEW       TAX-FREE
                                        ARIZONA   INSURED    CALIFORNIA   INSURED      COLORADO     MEXICO       UTAH
                                          FUND      FUND        FUND        FUND         FUND        FUND        FUND
                                          ----      ----        ----        ----         ----        ----        ----
Dividend disbursing, Transfer agent
 fees and other expenses.............    $2,486   $44,940      $6,147     $ 6,446      $144,114     $10,599     $1,536
Accounting and administration fees...     3,770    55,860       2,912      10,128        93,195       5,267      1,019

On June 30, 1998, the Funds had payable to affiliates as follows:

                                                            TAX-FREE               TAX-FREE                TAX-FREE
                                               TAX-FREE     ARIZONA     TAX-FREE  CALIFORNIA   TAX-FREE      NEW        TAX-FREE
                                                ARIZONA     INSURED   CALIFORNIA    INSURED    COLORADO     MEXICO        UTAH
                                                  FUND       FUND        FUND        FUND        FUND        FUND         FUND
                                                  ----       ----        ----        ----        ----        ----         ----
Investment Management fee payable to DMC ...         --    $173,246          --    $ 27,311    $333,206    $ 15,627          --
Dividend disbursing, transfer agent fees,
 accounting fees and other expenses
 payable to DSC ............................   $  2,848    $ 19,212    $  2,543    $  3,673    $ 39,877    $  2,687    $    656
Other expenses payable to DMC and affiliates   $  6,669    $ 50,646    $  7,645    $ 11,447    $101,326    $  3,036    $  1,591

Pursuant to the Distribution Agreement, the Funds pay DDLP, the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class for each Series.

For the six months ended June 30, 1998, DDLP earned commissions on sales of the Fund A Class shares for each Fund as follows:

                                                            TAX-FREE               TAX-FREE                TAX-FREE
                                               TAX-FREE     ARIZONA     TAX-FREE  CALIFORNIA   TAX-FREE      NEW        TAX-FREE
                                                ARIZONA     INSURED   CALIFORNIA    INSURED    COLORADO     MEXICO        UTAH
                                                  FUND       FUND        FUND        FUND        FUND        FUND         FUND
                                                  ----       ----        ----        ----        ----        ----         ----
                                                 $3,944     $15,365      $1,996    $2,622       $37,300      $7,677        $517

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

4. Investments
During the six months ended June 30, 1998, the Fund made purchases and sales of investment securities other than U.S. government securities and temporary cash investments for each Fund as follows:

                                                            TAX-FREE               TAX-FREE                TAX-FREE
                                               TAX-FREE     ARIZONA    TAX-FREE   CALIFORNIA   TAX-FREE      NEW        TAX-FREE
                                                ARIZONA     INSURED   CALIFORNIA    INSURED    COLORADO     MEXICO        UTAH
                                                  FUND       FUND        FUND        FUND        FUND        FUND         FUND
                                                  ----       ----        ----        ----        ----        ----         ----
Purchases..............................       9,704,498   18,693,383   9,693,669   6,600,806   77,559,566   4,539,580     930,299
Sales..................................       8,907,930   25,888,946   4,078,709   8,231,419   79,893,362   2,331,335   1,288,681

At June 30, 1998, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                                            TAX-FREE                TAX-FREE                TAX-FREE
                                               TAX-FREE     ARIZONA    TAX-FREE    CALIFORNIA   TAX-FREE      NEW     TAX-FREE
                                                ARIZONA     INSURED   CALIFORNIA     INSURED    COLORADO     MEXICO     UTAH
                                                  FUND       FUND        FUND         FUND        FUND        FUND      FUND
                                                  ----       ----        ----         ----        ----        ----      ----
Cost of Investments....................     $15,430,256 $170,360,795 $14,113,076 $29,265,028 $337,348,818 $21,075,956  $3,205,882
Aggregate unrealized appreciation......         685,203   13,471,169     463,426   2,543,820   27,156,207   1,684,758     221,147
Aggregate unrealized depreciation......           4,771       28,358      18,933           -       75,484      14,123           -
Net unrealized appreciation............         680,432   13,442,811     444,493   2,543,820   27,080,723   1,670,635     221,147

For federal income tax purposes, as of December 31, 1997, Tax-Free Arizona Insured Fund had a capital loss carryover of $5,819,078 that will expire in 2003 through 2004, Tax-Free California Insured Fund had a capital loss carryover of $582,786 that will expire in 2003 through 2004, Tax-Free Colorado Fund had a capital loss carryover of $9,191,756 that will expire in 2003 through 2004, Tax-Free New Mexico Fund had a capital loss carryover of $891,021 that will expire in 2001 through 2004, and Tax-Free Utah Fund had a capital loss carryover of $94,313 that will expire in 2001 through 2004.

for tax-exempt income 45
Notes to Financial Statements (Continued)
5. Capital Stock
Transactions in capital stock shares were as follows:

                                            TAX-FREE                TAX-FREE                TAX-FREE             TAX-FREE
                                          ARIZONA FUND        ARIZONA INSURED FUND       CALIFORNIA FUND   CALIFORNIA INSURED FUND
                                      SIX MONTHS     YEAR     SIX MONTHS      YEAR    SIX MONTHS      YEAR   SIX MONTHS     YEAR
                                     ENDED 6/30/98  ENDED    ENDED 6/30/98   ENDED   ENDED 6/30/98   ENDED  ENDED 6/30/98  ENDED
                                      (UNAUDITED) 12/31/97    (UNAUDITED)   12/31/97  (UNAUDITED)  12/31/97  (UNAUDITED)  12/31/97
Shares sold:
 A Class........................        142,471    158,751      335,866      778,637    111,002     325,158     78,397     135,140
 B Class........................         73,131    130,063      101,651      146,974    236,344     443,601     32,807      62,442
 C Class........................         24,084     27,479        8,805       23,129     55,167       8,190        572      37,910

Shares issued upon reinvestment of dividends from net investment income and net realized gains from security transactions:

 A Class........................         12,343     29,507      155,741      369,681      7,483       7,845     22,701      56,507
 B Class........................          3,581      8,686        3,751        7,217      3,933       3,798      4,054      10,856
 C Class........................            196        159          704        1,342        304         611        176         355
                                        -------    -------      -------    ---------    --------    -------    -------     -------
                                        255,806    354,645      606,518    1,326,980    414,233     789,203    138,707     303,210
                                        -------    -------      -------    ---------    --------    -------    -------     -------

Shares repurchased:
 A Class........................       (113,557)  (120,327)  (1,130,416)  (3,811,075)    (36,667)   (52,777)  (261,926)   (650,095)
 B Class........................        (22,558)  (132,059)     (38,616)    (116,629)    (14,751)    (7,430)   (48,891)   (109,515)
 C Class........................            (33)         -       (2,495)     (15,711)          -     (7,965)    (2,770)          -
                                        -------    -------      -------    ---------    --------    -------    -------     -------
                                       (136,148)  (252,386)  (1,171,527)  (3,943,415)    (51,418)   (68,172)  (313,587)   (759,610)
                                        -------    -------      -------    ---------     -------    -------    -------     -------

Net Increase (Decrease)                 119,658    102,259     (565,009)  (2,616,435)    362,815    721,031   (174,880)   (456,400)
                                        =======    =======      =======    =========     =======    =======    =======     =======

                                    TAX-FREE               TAX-FREE                   TAX-FREE
                                 COLORADO FUND          NEW MEXICO FUND               UTAH FUND
                           SIX MONTHS        YEAR     SIX MONTHS     YEAR     SIX MONTHS        YEAR
                         ENDED 6/30/98      ENDED    ENDED 6/30/98  ENDED    ENDED 6/30/98     ENDED
                          (UNAUDITED)      12/31/97   (UNAUDITED)  12/31/97   (UNAUDITED)    12/31/97
Shares sold:
 A Class.............      1,372,993       2,280,831     233,473    104,678      9,174         18,541
 B Class.............        149,825         326,460      43,437     28,562      2,834         12,225
 C Class.............         36,877          50,877       3,082      8,900          -              -

Shares issued upon reinvestment of dividends from net investment income and net realized gains from security transactions:

 A Class.................    491,243       1,164,027      23,011     49,974      2,106          5,592
 B Class.................     11,993          20,340       1,329      2,060        786          1,701
 C Class.................      2,939           6,297         549      1,159          -              -
                           ---------       ---------     -------    -------     ------         ------
                           2,065,870       3,848,832     304,881    195,333     14,900         38,059
                           ---------       ---------     -------    -------     ------         ------

Shares repurchased:
 A Class................. (2,352,637)     (5,214,040)    (79,019)  (339,101)   (44,704)       (95,952)
 B Class.................    (11,757)        (48,522)         (1)    (9,814)         -         (1,374)
 C Class.................    (21,419)        (49,216)          0    (13,780)         -              -
                           ---------       ---------     -------    -------     ------         ------
                          (2,385,813)     (5,311,778)    (79,020)  (362,695)   (44,704)       (97,326)
                           ---------       ---------     -------    -------     ------         ------

Net Increase (Decrease)..   (319,943)     (1,462,946)    225,861   (167,362)   (29,804)       (59,267)
                           =========       =========     =======    =======     ======         ======

6. Credit and Market Risk
The Funds Concentrated their investments in securities mainly issued by each specific states' municipalities. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statement of Net Assets.

This Semi-annual report is for the information of Tax-Free Arizona Funds, Tax-Free California Funds, Tax-Free Colorado Fund, Tax-Free New Mexico Fund and Tax-Free Utah Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for any of these Funds, which sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in each Fund's current Statement of Additional Information. The figures in this report represent past performance which are not a guarantee of future results. The return and principal value of an investment in the Funds will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Investment Manager
Delaware Management Company
Philadelphia

National Distributor
Delaware Distributors, L.P.
Philadelphia

Shareholder Servicing,
Dividend Disbursing
and Transfer Agent
Delaware Service Company, Inc.
Philadelphia

1818 Market Street
Philadelphia, PA 19103-3682

(PHOTO OF GLOBES)

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawarefunds.com

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

(c) Delaware Distributors, L.P.
Printed in the USA
on recycled paper

(956)
SA-ACCNU[6/98]PP8/98